                                  Exhibit 10.1
           NBT BANCORP INC. 401(K) and Employee Stock Ownership Plan
                           made as of January 1, 2001

           NBT BANCORP, INC. 401(K) AND EMPLOYEE STOCK OWNERSHIP PLAN



                                TABLE OF CONTENTS


                                    ARTICLE I
                                   DEFINITIONS

                                   ARTICLE II
                                 ADMINISTRATION


2.1        POWERS AND RESPONSIBILITIES OF THE EMPLOYER............................................ 25
2.2        DESIGNATION OF ADMINISTRATIVE AUTHORITY................................................ 26
2.3        ALLOCATION AND DELEGATION OF RESPONSIBILITIES.......................................... 26
2.4        POWERS AND DUTIES OF THE ADMINISTRATOR................................................. 26
2.5        RECORDS AND REPORTS.................................................................... 27
2.6        APPOINTMENT OF ADVISERS................................................................ 28
2.7        PAYMENT OF EXPENSES.................................................................... 28
2.8        CLAIMS PROCEDURE....................................................................... 28

                                   ARTICLE III
                                   ELIGIBILITY

3.1        INITIAL ELIGIBILITY TO BECOME PARTICIPANT.............................................  30
3.2        DETERMINATION OF ELIGIBILITY........................................................... 30
3.3        TERMINATION OF ELIGIBILITY............................................................. 30
3.4        ERRONEOUS OMISSION OF ELIGIBLE EMPLOYEE................................................ 31
3.5        ERRONEOUS INCLUSION OF INELIGBLE EMPLOYEE.............................................. 31
3.6        ELECTION NOT TO PARTICIPATE............................................................ 31
3.7        COMPLIANCE WITH USERRA................................................................. 31

                                       2


                                   ARTICLE IV
                           CONTRIBUTION AND ALLOCATION

4.1        FORMULA FOR DETERMINING EMPLOYER CONTRIBUTION.......................................... 32
4.2        PARTICIPANT'S SALARY REDUCTION ELECTION................................................ 33
4.3        TIME OF PAYMENT OF EMPLOYER CONTRIBUTION............................................... 36
4.4        ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS................................... 36
4.5        ACTUAL DEFERRAL PERCENTAGE TESTS....................................................... 40
4.6        ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS......................................... 41
4.7        ACTUAL CONTRIBUTION PERCENTAGE TESTS................................................... 42
4.8        ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS..................................... 44
4.9        MAXIMUM ANNUAL ADDITIONS............................................................... 46
4.10       ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS.............................................. 49
4.11       TRANSFERS FROM QUALIFIED PLANS......................................................... 51
4.12       DIRECTED INVESTMENT ACCOUNT............................................................ 52

                                    ARTICLE V
                          FUNDING AND INVESTMENT POLICY

5.1        INVESTMENT POLICY...................................................................... 54
5.2        TRANSACTIONS INVOLVING COMPANY STOCK................................................... 54

                                       3

                                   ARTICLE VI
                                   VALUATIONS

6.1        VALUATION OF THE TRUST FUND............................................................ 56
6.2        METHOD OF VALUATION.................................................................... 56

                                   ARTICLE VII
                   DETERMINATION AND DISTRIBUTION OF BENEFITS

7.1        DETERMINATION OF BENEFITS UPON RETIREMENT.............................................. 57
7.2        DETERMINATION OF BENEFITS UPON DEATH................................................... 57
7.3        DETERMINATION OF BENEFITS IN EVENT OF DISABILITY....................................... 58
7.4        DETERMINATION OF BENEFITS UPON TERMINATION............................................. 58

                                  ARTICLE VIII
                       PAYMENT OR DISTRIBUTION OF BENEFIT

8.1        TIME FOR DISTRIBUTION OF BENEFITS...................................................... 63
8.2        MANNER OF DISTRIBUTION................................................................. 63
8.3        DEFERRED DISTRIBUTION;  ALTERNATIVE METHODS OF DISTRIBUTION............................ 65
8.4        DISTRIBUTIONS TO MARRIED PARTICIPANTS.................................................. 67
8.5        TRANSITIONAL RULE...................................................................... 68
8.6        NOTICE OF DEATH RETIREMENTS OF TERMINATION OF SERVICES................................. 68


                                       4

8.7        PAYMENT OF LUMP SUM ................................................................... 68
8.8        PAYMENT OF INSTALLMENTS................................................................ 68
8.9        DISTRIBUTION OF ANNUITY CONTRACTS...................................................... 68
8.10       DISTRIBUTION TO QUALIFIED RETIRMENT PLAN............................................... 69
8.11       CESSATION OF INTEREST.................................................................. 69
8.12       MISSING PERSONS........................................................................ 69
8.13       MAILING OF BENEFITS.....................................................................69
8.14       MINORS OF INCOPETENTS...................................................................69
8.15       HOW PLAN BENEFIT WILL BE DISTRIBUTED....................................................70
8.16       RIGHT OF FIRST REFUSALS.................................................................71
8.17       STOCK CERTIFICATE LEGEND................................................................71
8.18       PUT OPINION.............................................................................72
8.19       QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION.........................................73

                                   ARTICLE IX
                     WITHDRAWALS AND TRANSFERS FROM ACCOUNTS

9.1        ADVANCE DISTRIBUTION FOR HARDSHIP...................................................... 74
9.2        WITHDRAWALS FROM ROLLOVER CONTRIBUTION ACCOUNT......................................... 75
9.3        WITHDRAWALS FROM EMPLOYER CONTRIBUTION ACCOUNTS AFTER AGE FIFTY-NINE AND ONE-HALF...... 75


                                       5

                                    ARTICLE X
                                     TRUSTEE

10.1       BASIC RESPONSIBILITES OF THE TRUSTEE................................................... 77
10.2       INVESTMENT POWERS AND DUTIES OF THE TRUSTEE.............................................78
10.3       OTHER POWERS OF THE TRUSTEE.............................................................79
10.4       LOAN TO PARTICIPANTS....................................................................81
10.5       VOTING COMPANY STOCK....................................................................83
10.6       DUTIES OF THE TRUSTEE REGARDING PAYMENTS................................................84
10.7       TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES...........................................84
10.8       ANNUAL REPORT OF THE TRUSTEE............................................................85
10.9       AUDIT...................................................................................85
10.10      RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE..........................................86
10.11      TRANSFER OF INTEREST....................................................................87
10.12      DIRECT ROLLOVER.........................................................................87

                                   ARTICLE XI
                        AMENDMENT, TERMINATION & MERGERS

11.1       AMENDMENT.............................................................................. 89
11.2       TERMINATION............................................................................ 89
11.3       MERGER OF CONSOLIDATION................................................................ 90


                                       6

                                   ARTICLE XII
                                    TOP HEAVY

12.1     TOP HEAVY PLAN EQUIRMENTS.................................................................91
12.2     DETERMINATION OF TOP HEAVY STATUS.........................................................91

                                  ARTICLE XIII
                                  MISCELLANEOUS

13.1     PARTICIPANT RIGHTS.......................................................................95
13.2     ALIENATION...............................................................................95
13.3     CONSTRICTION OF PLAN.....................................................................96
13.4     GENDER & NUMBER..........................................................................96
13.5     LEGAL ACTION.............................................................................96
13.6     PROHIBITION AGAINST DIVERSION OF FUND....................................................96
13.7     BONDING..................................................................................97
13.8     EMPLOYEE'S & TRUSTEE'S PROTECTIVE CLAUSE.................................................97
13.9     INSURER'S PROTECTIVE CLAUSE..............................................................97
13.10    RECEIPT & RELEASE FOR PAYMENTS...........................................................97
13.11    ACTION BY THE EMPLOYER...................................................................98
13.12    NAMED FIDUCIARIES & ALLOCATION OF RESPONSIBILITY.........................................98
13.13    HEADINGS.................................................................................98
13.14    APPROVAL BY INTERNAL REVENUE SERVICE.....................................................99
13.15    UNIFORMITY...............................................................................99
13.16    SECURITIES & EXCHANGE COMMISSION APPROVAL................................................99


                                       7

13.17    SPECIAL DISTRIBUTION FORMS...............................................................99



NBT BANCORP, INC. 401(K) AND EMPLOYEE STOCK OWNERSHIP PLAN

           THIS AGREEMENT, hereby made and entered into as of the 1st day of January, 2001, by and between NBT Bancorp, Inc. (herein referred to as the "Employer") and NBT Bank, N.A. (herein referred to as the "Trustee").

                               W I T N E S E T H:

           WHEREAS, the Employer heretofore established an Employee Stock Ownership Plan and Trust effective January 1, 1979 (hereinafter called the "Effective Date"), known as the NBT Bancorp, Inc. Employee Stock Ownership Plan and, effective April 1, 1994, established a tax deferred savings plan, known as the NBT Bancorp 401(k) Retirement Plan. Effective January 1, 1997, the NBT Bancorp 401(k) Retirement Plan was merged into the NBT Bancorp, Inc. Employee Stock Ownership Plan in conjunction with this merger in order to comply with the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA"), the Uruguay Round Agreements Act ("GATT"), the Small Business Job Protection Act of 1996 ("SBJPA"), the Taxpayer Relief Act of 1997 ("TRA `97"), and the IRS Restructuring and Reform Act of 1998 ("IRRA") the plan was amend and restated to incorporate all necessary language and changes. That plan was thereinafter known as the NBT Bancorp, Inc. 401(k) and Employee Stock Ownership Plan (the "Plan"). This Plan is now being amended to incorporate the merger of the BSB Bank & Trust Company 401(k) Savings Plan, LA Bank, N.A. Profit Sharing/401(k) Plan, Pioneer American Bank N.A. 401(k) Plan and the M. Griffith, Inc. Employee Savings Plan. Further, in order to comply with legislative and regulatory requirements imposed subsequent to LA Bank, N.A. Profit Sharing/401(k) Plan's, Pioneer American Bank N.A. 401(k) Plan's and the M. Griffith, Inc. Employee Savings Plan's last restatement the effective date with regard to such merged plans shall be January 1, 1997. The Plan contains trust provisions which were formerly contained in a separate trust document. This Plan was established by the Employer in recognition of the contribution made to its successful operation by its employees and for the exclusive benefit of its eligible employees; and

           WHEREAS, contributions to the Plan will be made by the Employer and such contributions made to the trust will be invested primarily in the capital stock of the Employer, and in other investments, where applicable, as directed by the Employee.

           NOW, THEREFORE, effective January 1, 2001, except as otherwise provided, the Employer and the Trustee in accordance with the provisions of the Plan pertaining to amendments thereof, hereby amend the Plan in its entirety and restate the Plan to provide as follows:

                                    ARTICLE I
                                   DEFINITIONS

1.1 "Account" means the account maintained on the books of the Plan for each Participant and includes the Participating Elective Contribution Account, Participating Employer Non-Elective Contribution Account, and if applicable, Rollover Account

1.2 "Act" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.3 "Administrator" means the Employer unless another person or entity has been designated by the Employer pursuant to Section 2.2 to administer the Plan on behalf of the Employer.

1.4 "Affiliated Employer" means any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414(o).

1.5 "Aggregate Account" means, with respect to each Participant, the value of all accounts maintained on behalf of a Participant, whether attributable to Participating Employer or Employee contributions, subject to the provisions of
Section 12.2.

1.6 "Annuity Starting Date" means the first day of the first period for which an amount is received as an annuity.

1.7      "Anniversary Date" means December 31.

1.8 "Beneficiary" means the person to whom the share of a deceased Participant's total account is payable, subject to the restrictions of Sections 7.2 and
Article 8.

1.9 "Board of Directors" means the Board of Directors of the Employer, as from time to time constituted, or any committee thereof which is authorized to act on behalf of the Board of Directors.

1.10     "Claimant" has the meaning set forth in Section 2.8.

1.11 "Code" means the Internal Revenue Code of 1986, as amended or replaced from time to time.

1.12 "Company Stock" means common stock issued by the Employer (or by a corporation which is a member of the controlled group of corporations of which the Employer is a member) which is readily tradeable on an established securities market. If there is no common stock which meets the foregoing requirement, the term "Company Stock" means common stock issued by the Employer (or by a corporation which is a member of the same controlled group) having a combination of voting power and dividend rights equal to or in excess of: (A) that class of common stock of the Employer (or of any other such corporation) having the greatest voting power, and (B) that class of common stock of the Employer (or of any other such corporation) having the greatest dividend rights. Noncallable preferred stock shall be deemed to be "Company Stock" if such stock is convertible at any time into stock which constitutes "Company Stock" hereunder and if such conversion is at a conversion price which (as of the date of the acquisition by the Trust) is reasonable. For purposes of the preceding sentence, pursuant to Regulations, preferred stock shall be treated as noncallable if after the call there will be a reasonable opportunity for a conversion which meets the requirements of the preceding sentence.

1.13 "Company Stock Account" means the account of a Participant which is credited with the shares of Company Stock purchased and paid for by the Trust Fund or contributed to the Trust Fund.

A separate accounting shall be maintained with respect to that portion of the Company Stock Account attributable to Elective Contributions and Non-Elective Contributions.

1.14 "Compensation" with respect to any Participant means remuneration paid by the Participating Employer to a Participant in the form of base salary or wages, commissions, overtime, and cash bonuses, excluding distributions from non-qualified plans, income from the exercise of stock options, and severance payments. Compensation must be determined without regard to any rules under Code
Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

For purposes of this Section,  the  determination of Compensation  shall be made by:

         (a) including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 123(f), 402(e)(3), 402(h)(1)(B), 403(b) or
                  457(b), and Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions.

For a Participant's initial year of participation, Compensation shall be recognized as of such Employee's effective date of participation pursuant to
Section 3.2.

Compensation in excess of $170,000 shall be disregarded. Such amount shall be adjusted for increases in the cost of living in accordance with Code Section 401(a)(17), except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with or within such calendar year. For any short Plan Year the Compensation limit shall be an amount equal to the Compensation limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve (12).

If, in connection with the adoption of this amendment and restatement, the definition of Compensation has been modified, then, for Plan Years prior to the

Plan Year which includes the adoption date of this amendment and restatement, Compensation means compensation determined pursuant to the Plan then in effect.

1.15 "Deferred Compensation" with respect to any Participant means the amount of the Participant's total Compensation which has been contributed to the Plan in accordance with the Participant's deferral election pursuant to Section 4.2 excluding any such amounts distributed as excess "annual additions" pursuant to
Section 4.10(a).

1.16 "Early Retirement Date" means the first day of the month (prior to the Normal Retirement Date) coinciding with or following the date on which a Participant or Former Participant attains age 55, and has completed at least 5 Years of Service with the Participating Employer (Early Retirement Age). A Participant shall become fully Vested upon satisfying this requirement if still employed at his Early Retirement Age.

For Participants in the L.A. Bank, N.A., 401(k) Profit Sharing Plan on December 31, 2000, "Early Retirement Date" means the first day of the month coinciding with or following the date on which a Participant or Former Participant attains age 60.

A Former Participant who terminates employment after satisfying the service requirement for Early Retirement and who thereafter reaches the age requirement contained herein shall be entitled to receive his benefits under this Plan.

1.17 "Elective Contribution" means the Participating Employer contributions to the Plan of Deferred Compensation excluding any such amounts distributed as excess "annual additions" pursuant to Section 4.10(a). In addition, any Employer Qualified Non-Elective Contribution made pursuant to Section 4.6(b) which is used to satisfy the "Actual Deferral Percentage" tests shall be considered an Elective Contribution for purposes of the Plan. Any contributions deemed to be Elective Contributions (whether or not used to satisfy the "Actual Deferral Percentage" tests) shall be subject to the requirements of Sections 4.2(b) and 4.2(c) and shall further be required to satisfy the nondiscrimination requirements of Regulation 1.401(k)-1(b)(5), the provisions of which are specifically incorporated herein by reference.

1.18     "Eligible Distribution" has the meaning set forth in Section 8.12.

1.19     "Eligible Employee" means any Employee except as provided below.

Employees who are Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) shall not be eligible to participate in this Plan.

Employees whose employment is governed by the terms of a collective bargaining agreement between Employee representatives (within the meaning of Code Section 7701(a)(46)) and the Participating Employer under which retirement benefits were the subject of good faith bargaining between the parties will not be eligible to participate in this Plan unless such agreement expressly provides for coverage in this Plan.

Employees who are nonresident aliens (within the meaning of Code Section 7701(b)(1)(B)) and who receive no earned income (within the meaning of Code

Section 911(d)(2)) from the Participating Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)) shall not be eligible to participate in this Plan.

Employees of Affiliated Employers shall not be eligible to participate in this Plan unless such Affiliated Employers have specifically adopted this Plan in accordance with Article XIV and are Participating Employers and then only to the extent provided in the Adoption Agreement applicable to such Affiliated Employer.

1.20     "Eligible Plan" has the meaning set forth in Section 10.12.

1.21     "Eligible Recipient" has the meaning set forth in Section 10.12.

1.22 "Employee" means any person who is employed by a Participating Employer or other Affiliated Employer, but excludes any person who is an independent contractor. Employee shall include Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and such Leased Employees do not constitute more than 20% of the recipient's non-highly compensated work force.

1.23 "Employer" means NBT Bancorp, Inc. and any successor which shall maintain this Plan. The Employer is a corporation with principal offices in the state of New York. For purposes of applying Code Sections 401, 410, 411, 415 and 416, all employees of the Participating Employers and all Affiliated Employers whether or not they have adopted the Plan, shall be treated as employed by a single employer

1.24 "Excess Aggregate Contributions" means, with respect to any Plan Year, the excess of the aggregate amount of the Participating Employer matching contributions made pursuant to Section 4.1(b) and any qualified non-elective contributions or elective deferrals taken into account pursuant to Section 4.7(c) on behalf of Highly Compensated Participants for such Plan Year, over the maximum amount of such contributions permitted under the limitations of Section 4.7(a).

1.25 "Excess Contributions" means, with respect to a Plan Year, the excess of Elective Contributions used to satisfy the "Actual Deferral Percentage" tests made on behalf of Highly Compensated Participants for the Plan Year over the maximum amount of such contributions permitted under Section 4.5(a). Excess Contributions shall be treated as an "annual addition" pursuant to Section 4.9(b).

1.26 "Excess Deferred Compensation" means, with respect to any taxable year of a Participant, the excess of the aggregate amount of such Participant's Deferred Compensation and the elective deferrals pursuant to Section 4.2(f) actually made on behalf of such Participant for such taxable year, over the dollar limitation provided for in Code Section 402(g), which is incorporated herein by reference. Excess Deferred Compensation shall be treated as an "annual addition" pursuant to Section 4.9(b) when contributed to the Plan unless distributed to the affected Participant not later than the first April 15th following the close of the Participant's taxable year. Additionally, for purposes of Sections 12.2 and 4.4(h), Excess Deferred Compensation shall continue to be treated as

Participating Employer contributions even if distributed pursuant to Section 4.2(f). However, Excess Deferred Compensation of Non-Highly Compensated Participants is not taken into account for purposes of Section 4.5(a) to the extent such Excess Deferred Compensation occurs pursuant to Section 4.2(d).

1.27 "ESOP" means an employee stock ownership plan that meets the requirements of Code Section 4975(e)(7) and Regulation 54.4975-11.

1.28 "Fiduciary" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan, including, but not limited to, the Trustee, the Participating Employer and its representative body, and the Administrator.

1.29 "Fiscal Year" means the Participating Employer's accounting year of 12 months commencing on January 1st of each year and ending the following December 31st.

1.30 "Forfeiture" means that portion of a Participant's Account that is not Vested, and occurs on the earlier of:

         (a) the distribution of the entire Vested portion of a Terminated Participant's Account, or

         (b) the last day of the Plan Year in which the Participant incurs five (5) consecutive 1-Year Breaks in Service.

Furthermore, for purposes of paragraph (a) above, in the case of a Terminated Participant whose Vested benefit is zero, such Terminated Participant shall be deemed to have received a distribution of his Vested benefit upon his termination of employment. Restoration of such amounts shall occur pursuant to
Section 7.4(f)(2). In addition, the term Forfeiture shall also include amounts deemed to be Forfeitures pursuant to any other provision of this Plan.

1.31 "Former Participant" means a person who has been a Participant, but who has ceased to be a Participant for any reason.

1.32 "415 Compensation" with respect to any Participant means such Participant's wages as defined in Code Section 3401(a) and all other payments of compensation by the Participating Employer (in the course of the Participating Employer's trade or business) for a Plan Year for which the Participating Employer is required to furnish the Participant a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. "415 Compensation" must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

If, in connection with the adoption of this amendment and restatement, the definition of "415 Compensation" has been modified, then, for Plan Years prior to the Plan Year which includes the adoption date of this amendment and restatement, "415 Compensation" means compensation determined pursuant to the Plan then in effect.

Effective January 1, 1998, the determination of "415 Compensation" shall be made by including amounts which are contributed by the Participating Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3),
402(h)(1)(B),  403(b) or 457(b),  and Employee  contributions  described in Code
Section 414(h)(2) that are treated as Participating Employer contributions.

1.33 "414(s) Compensation" with respect to any Participant means such Participant's "415 Compensation" paid during a Plan Year. The amount of "414(s) Compensation" with respect to any Participant shall include "414(s) Compensation" for the entire twelve (12) month period ending on the last day of such Plan Year, except that "414(s) Compensation" shall only be recognized for that portion of the Plan Year during which an Employee was a Participant in the Plan.

For purposes of this Section, the determination of "414(s) Compensation" shall be made by including amounts which are contributed by the Participating Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3),
402(h)(1)(B),  403(b) or 457(b),  and Employee  contributions  described in Code
Section 414(h)(2) that are treated as Participating Employer contributions.

"414(s) Compensation" in excess of $150,000 shall be disregarded. Such amount shall be adjusted for increases in the cost of living in accordance with Code
Section 401(a)(17), except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with or within such calendar year. For any short Plan Year the "414(s) Compensation" limit shall be an amount equal to the "414(s) Compensation" limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve (12).

If, in connection with the adoption of this amendment and restatement, the definition of "414(s) Compensation" has been modified, then, for Plan Years prior to the Plan Year which includes the adoption date of this amendment and restatement, "414(s) Compensation" means compensation determined pursuant to the Plan then in effect.

1.34 "Highly Compensated Employee" means an Employee described in Code Section 414(q) and the Regulations thereunder, and generally means an Employee who performed services for the Participating Employer during the "determination year" and is in one or more of the following groups:

         (a) Employees who at any time during the "determination year" or "look-back year" were "five percent owners" of the Participating Employer.

         (b) Employees who received "415 Compensation" during the "look-back year" from the Participating Employer in excess of $80,000.

             The "determination year" shall be the Plan Year for which testing is being performed, and the "look-back year" shall be the immediately preceding twelve-month period.

             For purposes of this Section, the determination of "415 Compensation" shall be made by including amounts which are contributed by the Participating Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h)(1)(B), 403(b) or 457(b), and Employee contributions described in Code Section 414(h)(2) that are treated as Participating Employer contributions. Additionally, the dollar threshold amount specified in (b) above shall be adjusted at such time and in the same manner as under Code Section 415(d), except that the base period shall be the calendar quarter ending September 30, 1996.

             In determining who is a Highly Compensated Employee, all Affiliated Employers shall be taken into account as a single employer and Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code
Section 414(n)(5) and are not covered in any qualified plan maintained by the Employer. The exclusion of Leased Employees for this purpose shall be applied on a uniform and consistent basis for all of the Employer's retirement plans. Highly Compensated Former Employees shall be treated as Highly Compensated Employees without regard to whether they performed services during the "determination year."

1.35 "Highly Compensated Former Employee" means a former Employee who had a separation year prior to the "determination year" and was a Highly Compensated Employee in the year of separation from service or in any "determination year" after attaining age 55. Notwithstanding the foregoing, an Employee who separated from service prior to 1987 will be treated as a Highly Compensated Former Employee only if during the separation year (or year preceding the separation year) or any year after the Employee attains age 55 (or the last year ending before the Employee's 55th birthday), the Employee either received "415 Compensation" in excess of $50,000 or was a "five percent owner." For purposes of this Section, "determination year," "415 Compensation" and "five percent owner" shall be determined in accordance with Section 1.30. Highly Compensated Former Employees shall be treated as Highly Compensated Employees. The method set forth in this Section for determining who is a "Highly Compensated Former Employee" shall be applied on a uniform and consistent basis for all purposes for which the Code Section 414(q) definition is applicable.

1.36 "Highly Compensated Participant" means any Highly Compensated Employee who is eligible to participate in the Plan.

1.37 "Hour of Service" means (1) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Participating Employer for the performance of duties (these hours will be credited to the Employee for the computation period in which the duties are performed); (2) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Participating Employer (irrespective of whether the employment relationship has terminated) for reasons other than performance of duties (such as vacation, holidays, sickness, jury duty, disability, lay-off, military duty or leave of absence) during the applicable computation period (these hours will be calculated and credited pursuant to Department of Labor regulation 2530.200b-2 which is incorporated herein by reference); (3) each hour for which back pay is awarded or agreed to by the Participating Employer without regard to mitigation of damages (these hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made). The same Hours of Service shall not be credited both under (1) or (2), as the case may be, and under (3).

Notwithstanding the above, (i) no more than 501 Hours of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws; and (iii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

For purposes of this Section, a payment shall be deemed to be made by or due from the Participating Employer regardless of whether such payment is made by or due from the Participating Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Participating Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

For purposes of this Section,  Hours of Service will be credited for  employment
with  other  Affiliated  Employers.   The  provisions  of  Department  of  Labor
regulations 2530.200b-2(b) and (c) are incorporated herein by reference.

1.38  "Income"  means  the  income  or  losses   allocable  to  Excess  Deferred
Compensation, Excess Contributions or Excess Aggregate Contributions which amount shall be allocated in the same manner as income or losses are allocated pursuant to Section 4.4(d).

1.39 "Investment Manager" means an entity that (a) has the power to manage, acquire, or dispose of Plan assets and (b) acknowledges fiduciary responsibility to the Plan in writing. Such entity must be a person, firm, or corporation registered as an investment adviser under the Investment Advisers Act of 1940, a bank, or an insurance company.

1.40 "Key Employee" means an Employee as defined in Code Section 416(i) and the Regulations thereunder. Generally, any Employee or former Employee (as well as each of his Beneficiaries) is considered a Key Employee if he, at any time during the Plan Year that contains the "Determination Date" or any of the preceding four (4) Plan Years, has been included in one of the following categories:

         (a) an officer of the Participating Employer (as that term is defined within the meaning of the Regulations under Code
                  Section 416) having annual "415 Compensation" greater than 50 percent of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year.

         (b) one of the ten employees having annual "415 Compensation" from the Participating Employer for a Plan Year greater than the dollar limitation in effect under Code Section 415(c)(1)(A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section
                  318) both more than one-half percent interest and the largest interests in the Participating Employer.

         (c) a "five percent owner" of the Participating Employer. "Five percent owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Participating Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Participating Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Participating Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c),
                  (m) and (o) shall be treated as separate employers.

         (d) a "one percent owner" of the Participating Employer having an annual "415 Compensation" from the Participating Employer of more than $150,000. "One percent owner" means any person who owns (or is considered as owning within the meaning of Code
                  Section 318) more than one percent (1%) of the outstanding stock of the Participating Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Participating Employer or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Participating Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers. However, in determining whether an individual has "415 Compensation" of more than $150,000, "415 Compensation" from each employer required to be aggregated under Code Sections 414(b), (c), (m) and (o) shall be taken into account.

For purposes of this Section, the determination of "415 Compensation" shall be made by including amounts which are contributed by the Participating Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3),

402(h)(1)(B),  403(b) or 457(b),  and Employee  contributions  described in Code
Section 414(h)(2) that are treated as Participating Employer contributions.

1.41 "Late Retirement Date" means the first day of the month coinciding with or next following a Participant's actual Retirement Date after having reached his Normal Retirement Date.

1.42 "Leased Employee" means any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A Leased Employee shall not be considered an Employee of the recipient:

         (a) if such employee is covered by a money purchase pension plan providing:

                  (1) a non-integrated employer contribution rate of at least 10% of compensation, as defined in Code Section 415(c)(3), but including amounts which are contributed by the Participating Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h)(1)(B),
                           403(b) or 457(b), and Employee contributions described in Code Section 414(h)(2) that are treated as Participating Employer contributions.

                  (2)      immediate participation; and

                  (3)      full and immediate vesting; and

         (b) if Leased Employees do not constitute more than 20% of the recipient's non-highly compensated work force.

1.43 "Non-Elective Contribution" means the Participating Employer contributions to the Plan excluding, however, contributions made pursuant to the Participant's deferral election provided for in Section 4.2 and any Qualified Non-Elective Contribution used in the "Actual Deferral Percentage" tests.

1.44 "Non-Highly Compensated Participant" means any Participant who is not a Highly Compensated Employee.

1.45 "Non-Key Employee" means any Employee or former Employee (and his Beneficiaries) who is not a Key Employee.

1.46  "Normal  Retirement  Age"  means  the  Participant's   65th  birthday.   A
Participant shall become fully Vested in his Participant's Account upon attaining his Normal Retirement Age.

1.47 "Normal Retirement Date" means the first day of the month coinciding with or next following the Participant's Normal Retirement Age.

1.48 "1-Year Break in Service" means the applicable computation period during which an Employee has not completed more than 500 Hours of Service with the Participating Employer. Further, solely for the purpose of determining whether a Participant has incurred a 1-Year Break in Service, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity leaves of absence." Years of Service and 1-Year Breaks in Service shall be measured on the same computation period.

"Authorized leave of absence" means an unpaid, temporary cessation from active employment with the Participating Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service, or any other reason.

A "maternity or paternity leave of absence" means, for Plan Years beginning after December 31, 1984, an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefore is necessary to prevent the Employee from incurring a 1-Year Break in Service, or, in any other case, in the immediately following computation period. The Hours of Service credited for a "maternity or paternity leave of absence" shall be those which would normally have been credited but for such absence, or, in any case in which the Administrator is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed 501.

1.49 "Other Investments Account" means the account of a Participant which is credited with his share of the net gain (or loss) of the Plan, Forfeitures and Participating Employer contributions in other than Company Stock and which is debited with payments made to pay for Company Stock.

A separate  accounting  shall be maintained  with respect to that portion of the
Other   Investments   Account   attributable  to  Elective   Contributions   and
Non-Elective Contributions.

1.50 "Participant" means any Eligible Employee who participates in the Plan and has not for any reason become ineligible to participate further in the Plan.

1.51 "Participant Direction Procedures" means such instructions, guidelines or policies, the terms of which are incorporated herein, as shall be established pursuant to Section 4.12 and observed by the Administrator and applied to Participants who have Participant Directed Accounts.

1.52 "Participant's Account" means the account established and maintained by the Administrator for each Participant with respect to his total interest in the Plan and Trust resulting from the Participating Employer Non-Elective Contributions.

A separate accounting shall be maintained with respect to that portion of the Participant's Account attributable to Participating Employer matching
contributions   made  pursuant  to  Section   4.1(b),   Participating   Employer
discretionary contributions made pursuant to Section 4.1(c) and any Participating Employer Qualified Non-Elective Contributions.

1.53 "Participant's Combined Account" means the total aggregate amount of each Participant's Elective Account and Participant's Account.

1.54 "Participant's Directed Account" means that portion of a Participant's interest in the Plan with respect to which the Participant has directed the investment in accordance with the Participant Direction Procedure.

1.55 "Participant's Elective Account" means the account established and maintained by the Administrator for each Participant with respect to his total interest in the Plan and Trust resulting from the Participating Employer Elective Contributions used to satisfy the "Actual Deferral Percentage" tests. A separate accounting shall be maintained with respect to that portion of the Participant's Elective Account attributable to such Elective Contributions pursuant to Section 4.2 and any Participating Employer Qualified Non-Elective Contributions.

1.56 Participating Employer" means NBT Bancorp Inc., NBT Bank, N.A. and any Affiliated Employer that adopts the Plan and Inst in accordance with the provisions of Article XIV.

1.57 "Plan" means this instrument, including any and all supplements and amendments hereto which may be in effect.

1.58 "Plan Year" means the Plan's accounting year of twelve (12) months commencing on January 1st of each year and ending the following December 31st.

1.59 "Qualified Military Service" means service entitling an individual to reemployment rights under the Uniformed Services Employment and Reemployment Rights Act of 1994, as amended from time to time, provided the individual is reemployed within the period prescribed by the act.

1.60 "Qualified  Non-Elective  Contribution"  means any  Participating  Employer contributions made pursuant to Section 4.6(b) and Section 4.8(h). Such contributions shall be considered an Elective Contribution for the purposes of the Plan and used to satisfy the "Actual Deferral Percentage" tests or the "Actual Contribution Percentage" tests.

1.61 "Regulation" means the Income Tax Regulations as promulgated by the Secretary of the Treasury or his delegate, and as amended from time to time.

1.62 "Retired Participant" means a person who has been a Participant, but who has become entitled to retirement benefits under the Plan.

1.63 "Retirement Date" means the date as of which a Participant retires for reasons other than Total and Permanent Disability, whether such retirement occurs on a Participant's Normal Retirement Date, Early or Late Retirement Date.

1.64     "Super Top Heavy Plan" means a plan described in Section 12.2(b).

1.65 "Terminated Participant" means a person who has been a Participant, but whose employment has been terminated other than by death, Total and Permanent Disability or retirement.

1.66     "Top Heavy Plan" means a plan described in Section 12.2(a).

1.67 "Top Heavy Plan Year" means a Plan Year during which the Plan is a Top Heavy Plan.

1.68 "Top Paid Group" means the top 20 percent of Employees who performed services for the Participating Employer during the applicable year, ranked according to the amount of "415 Compensation" (determined for this purpose in accordance with Section 1.30) received from the Participating Employer during such year. All Affiliated Employers shall be taken into account as a single employer, and Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and are not covered in any qualified plan maintained by the Participating Employer. Employees who are non-resident aliens and who received no earned income (within the meaning of Code Section 911(d)(2)) from the Participating Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as Employees. Additionally, for the purpose of determining the number of active Employees in any year, the following additional Employees shall also be excluded; however, such Employees shall still be considered for the purpose of identifying the particular Employees in the Top Paid Group:

         (a)      Employees with less than six (6) months of service;

         (b)      Employees who normally work less than 17 1/2 hours per week;

         (c) Employees who normally work less than six (6) months during a year; and

         (d)      Employees who have not yet attained age 21.

In  addition,  if 90  percent  or more  of the  Employees  of the  Participating
Employer are covered under agreements the Secretary of Labor finds to be collective bargaining agreements between Employee representatives and the Participating Employer, and the Plan covers only Employees who are not covered under such agreements, then Employees covered by such agreements shall be excluded from both the total number of active Employees as well as from the identification of particular Employees in the Top Paid Group.

The foregoing exclusions set forth in this Section shall be applied on a uniform and consistent basis for all purposes for which the Code Section 414(q) definition is applicable.

1.69 "Total and Permanent Disability" means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders him incapable of continuing his usual and customary employment with the Participating Employer. The disability of a Participant shall be determined a) by a licensed physician chosen by the Administrator or, b) by a Participant becoming entitled to receive long term disability benefits under a long term disability program sponsored by the Participating Employer. The determination shall be applied uniformly to all Participants.

1.70 "Trustee" means the person or entity named as trustee herein or in any separate trust forming a part of this Plan, and any successors.

1.71 "Trust Fund" means the assets of the Plan and Trust as the same shall exist from time to time.

1.72 "Valuation Date" means the last day of March, June, September, and December in each year, and such other date or dates deemed necessary by the Administrator. The Valuation Date may include any day during the Plan Year that the Trustee, any transfer agent appointed by the Trustee or the Participating Employer and any stock exchange used by such agent are open for business.

1.73 "Vested" means the nonforfeitable portion of any account maintained on behalf of a Participant.

1.74 "Year of Service" means the computation period of twelve (12) consecutive months, herein set forth, during which an Employee has at least 1000 Hours of Service.

For purposes of eligibility for participation, the initial computation period shall begin with the date on which the Employee first performs an Hour of Service. The participation computation period beginning after a 1-Year Break in Service shall be measured from the date on which an Employee again performs an Hour of Service. The participation computation period shall shift to the Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service. An Employee who is credited with the required Hours of Service in both the initial computation period (or the computation period beginning after a 1-Year Break in Service) and the Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service, shall be credited with two (2) Years of Service for purposes of eligibility to participate.

For vesting purposes, the computation periods shall be the Plan Year, including periods prior to the Effective Date of the Plan.

The computation period shall be the Plan Year if not otherwise set forth herein.

Notwithstanding the foregoing, for any short Plan Year, the determination of whether an Employee has completed a Year of Service shall be made in accordance with Department of Labor regulation 2530.203-2(c). However, in determining whether an Employee has completed a Year of Service for benefit accrual purposes in the short Plan Year, the 1000 hours requirement shall be prorated based on the number of full months in the short Plan Year.

Years of Service with any employer who was acquired by the Participating Employer shall be recognized for purposes of determining eligibility and vesting.

Years of Service with any Affiliated Employer shall be recognized.

                                   ARTICLE II
                                 ADMINISTRATION

2.1        POWERS AND RESPONSIBILITIES OF THE EMPLOYER

           (a) In addition to the general powers and responsibilities otherwise provided for in this Plan, the Employer shall be empowered to appoint and remove the Trustee and the Administrator from time to time as it deems necessary for the proper administration of the Plan to ensure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of the Plan, the Code, and the Act. The Employer may appoint counsel, specialists, advisers, agents (including any nonfiduciary agent) and other persons as the Employer deems necessary or desirable in connection with the exercise of its fiduciary duties under this Plan. The Employer may compensate such agents or advisers from the assets of the Plan as fiduciary expenses (but not including any business (settlor) expenses of the Employer), to the extent not paid by the Employer.

           (b) The Employer may, by written agreement or designation, appoint at its option an Investment Manager (qualified under the Investment Company Act of 1940 as amended), investment adviser, or other agent to provide direction to the Trustee with respect to any or all of the Plan assets. Such appointment shall be given by the Employer in writing in a form acceptable to the Trustee and shall specifically identify the Plan assets with respect to which the Investment Manager or other agent shall have authority to direct the investment.

           (c) The Employer shall establish a "funding policy and method," i.e., it shall determine whether the Plan has a short run need for liquidity (e.g., to pay benefits) or whether liquidity is a long run goal and investment growth (and stability of same) is a more current need, or shall appoint a qualified person to do so. The Employer or its delegate shall communicate such needs and goals to the Trustee, who shall coordinate such Plan needs with its investment policy. The communication of such a "funding policy and method" shall not, however, constitute a directive to the Trustee as to investment of the Trust Funds. Such "funding policy and method" shall be consistent with the objectives of this Plan and with the requirements of Title I of the Act.

           (d) The Employer shall periodically review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate ways.

           (e) The Employer will furnish Plan Fiduciaries and Participants with notices and information statements when voting rights must be exercised pursuant to Section 8.5.

2.2        DESIGNATION OF ADMINISTRATIVE AUTHORITY

The Employer shall be the Administrator. The Employer may appoint any person, including, but not limited to, the Employees of the Employer, to perform the duties of the Administrator. Any person so appointed shall signify his acceptance by filing written acceptance with the Employer. Upon the resignation or removal of any individual performing the duties of the Administrator, the Employer may designate a successor.

2.3        ALLOCATION AND DELEGATION OF RESPONSIBILITIES

If more than one person is appointed as Administrator, the responsibilities of each Administrator may be specified by the Employer and accepted in writing by each Administrator. In the event that no such delegation is made by the Employer, the Administrators may allocate the responsibilities among themselves, in which event the Administrators shall notify the Employer and the Trustee in writing of such action and specify the responsibilities of each Administrator. The Trustee thereafter shall accept and rely upon any documents executed by the appropriate Administrator until such time as the Employer or the Administrators file with the Trustee a written revocation of such designation.

2.4        POWERS AND DUTIES OF THE ADMINISTRATOR

The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power and discretion to construe the terms of the Plan and to determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan shall continue to be deemed a qualified plan under the terms of Code
Section 401(a), and shall comply with the terms of the Act and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish his duties under this Plan.

The Administrator shall be charged with the duties of the general administration of the Plan, including, but not limited to, the following:

           (a)    the  discretion  to determine  all  questions  relating to the
                  eligibility   of   Employees  to   participate   or  remain  a
                  Participant hereunder and to receive benefits under the Plan;

           (b) to compute, certify, and direct the Trustee with respect to the amount and the kind of benefits to which any Participant shall be entitled hereunder;

           (c) to authorize and direct the Trustee with respect to all nondiscretionary or otherwise directed disbursements from the Trust;

           (d) to maintain all necessary records for the administration of the Plan;

           (e) to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan as are consistent with the terms hereof;

           (f) to compute and certify to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Plan;

           (g) to consult with the Employer and the Trustee regarding the short and long-term liquidity needs of the Plan in order that the Trustee can exercise any investment discretion in a manner designed to accomplish specific objectives;

           (h) to prepare and implement a procedure to notify Eligible Employees that they may elect to have a portion of their Compensation deferred or paid to them in cash;

           (i) to establish and communicate to Participants a procedure, which includes at least three (3) investment options pursuant to Regulations, for allowing each Participant to direct the Trustee as to the investment of his Company Stock Account pursuant to Section 4.12;

           (j) to establish and communicate to Participants a procedure and method to insure that each Participant will vote Company Stock allocated to such Participant's Company Stock Account pursuant to Section 8.5;

           (k) to assist any Participant regarding his rights, benefits, or elections available under the Plan.

2.5        RECORDS AND REPORTS

The Administrator shall keep a record of all actions taken and shall keep all other books of account, records, policies, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants, Beneficiaries and others as required by law.

2.6        APPOINTMENT OF ADVISERS

The Administrator, or the Trustee with the consent of the Administrator, may appoint counsel, specialists, advisers, agents (including nonfiduciary agents) and other persons as the Administrator or the Trustee deems necessary or desirable in connection with the administration of this Plan, including but not limited to agents and advisers to assist with the administration and management of the Plan, and thereby to provide, among such other duties as the Administrator may appoint, assistance with maintaining Plan records and the providing of investment information to the Plan's investment fiduciaries and to Plan Participants.

2.7        PAYMENT OF EXPENSES

All expenses of administration may be paid out of the Trust Fund unless paid by the Participating Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, or any person or persons retained or appointed by any Named Fiduciary incident to the exercise of their duties under the Plan, including, but not limited to, fees of accountants, counsel, Investment Managers, agents (including nonfiduciary agents) appointed for the purpose of assisting the Administrator or the Trustee in carrying out the instructions of Participants as to the directed investment of their accounts and other specialists and their agents, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund.

2.8        CLAIMS PROCEDURE

         (a) If a Participant, Former Participant or Beneficiary (a "Claimant") asserts a right to any benefit under the Plan which he has not received, he must file a written claim for such benefit with the Administrator. If the
Administrator wholly or partially denies such claim, it shall provide within ninety days of the receipt of the claim written notice of the denial to the Claimant setting forth:

                  (1)      Specific reasons for the denial of the claim;

                  (2) Specific reference to pertinent provisions of the Plan on which the denial is based;

                  (3) A description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary; and

                  (4)      An explanation of the Plan's claims review procedure.

         (b) A Claimant whose application for benefits is denied or who has received neither an affirmative reply nor a notice of denial within ninety days after filing his claim may request a full and fair review of the decision denying the claim. The request must be made in writing to the Administrator within sixty days after receipt of the notice of the denial (or, if no notice of denial is issued, within sixty days after the expiration of ninety days from the filing of the claim). In connection with the review, the Claimant may:

                  (1) Request a hearing by the Administrator upon written application to the Administrator;

                  (2) Review pertinent documents in the possession of the Administrator; or

                  (3) Submit issues and comments in writing to the Administrator for review.

         (c) A decision on review by the Administrator shall be made promptly and not later than sixty days after the receipt by the Administrator of a request for review, unless special circumstances (such as the need to hold a hearing) require an extension of time for processing, in which case the Claimant will be so notified of the extension, and a decision shall be rendered as soon as possible, and not later than 120 days after the receipt of the request for review. The decision shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the Claimant, and specific reference to the pertinent provisions of the Plan on which the decision is based. The Administrator shall have discretionary authority to interpret and apply the provisions with respect to, and make any factual determination in connection with, any benefit claim, and the decision of the Administrator shall be final and binding upon all parties.

                                   ARTICLE III
                                   ELIGIBILITY

3.1        INITIAL ELIGIBILITY TO BECOME A PARTICIPANT

         (a) Each person who was a Participant in the Plan on December 31, 2000, shall continue to be eligible to participate in the Plan as of January 1, 2001.

Each other Eligible Employee shall become a Participant in the Plan on the first day of the month coinciding with or next following his attainment of age 21 and completion of one Year of Service.

However, an Eligible Employee who is scheduled to work 1,000 or more hours in a computation period shall be eligible to make Elective Contributions pursuant to
Section 4.2 on the first day of the month coincident with or next following his date of hire.

In addition, an Eligible Employee who is scheduled to work 1,000 or more hours in a computation period shall be eligible to make Rollover Contributions pursuant to Section 4.11 on the first day of the month coincident with or next following his date of hire.

           (b) Notwithstanding any provision of this Plan to the contrary an ineligible employee or Leased Employee who subsequently becomes an Eligible Employee, shall become eligible to participate in the Plan as of the later of the date he becomes as Eligible Employee or the date he fulfills the age and service requirements set forth in this Section 3.1.


3.2        DETERMINATION OF ELIGIBILITY

The Administrator shall determine the eligibility of each Employee for participation in the Plan based upon information furnished by the Participating Employer. Such determination shall be conclusive and binding upon all persons, as long as the same is made pursuant to the Plan and the Act. The Administrator shall have full discretionary authority to interpret and apply the eligibility provisions of the Plan and to make any factual determination necessary in connection therewith. Such determination shall be subject to review per Section 2.8.

3.3        TERMINATION OF ELIGIBILITY

         (a) In the event a Participant shall go from a classification of an Eligible Employee to an ineligible Employee, such Former Participant shall continue to vest in his interest in the Plan for each Year of Service completed while a noneligible Employee, until such time as his Participant's Account shall be forfeited or distributed pursuant to the terms of the Plan. Additionally, his interest in the Plan shall continue to share in the earnings of the Trust Fund.

         (b) In the event a Participant is no longer a member of an eligible class of Employees and becomes ineligible to participate but has not incurred a 1-Year Break in Service, such Employee will participate immediately upon returning to an eligible class of Employees. If such Participant incurs a 1-Year Break in Service, eligibility will be determined under the break in service rules of the Plan.

3.4        ERROEOUS OMISSION OF ELIGIBLE EMPLOYEE

If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by his Participating Employer for the year has been made, the Participating Employer shall make a subsequent contribution with respect to the omitted Employee in the amount which the said Participating Employer would have contributed with respect to him had he not been omitted. Such contribution shall be made regardless of whether or not it is deductible in whole or in part in any taxable year under applicable provisions of the Code.

3.5        ERRONEOUS INCLUSION OF INELIGIBLE EMPLOYEE

If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the Participating Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person shall constitute a Forfeiture (except for Deferred Compensation which shall be distributed to the ineligible person) for the Plan Year in which the discovery is made.

3.6        ELECTION NOT TO PARTICIPATE

An Employee may, subject to the approval of the Participating Employer, elect voluntarily not to participate in the Plan. The election not to participate must be communicated to the Participating Employer, in writing, at least thirty (30) days before the beginning of a Plan Year.

3.7        COMPLIANCE WITH USERRA

Notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code. This provision shall be effective as of the effective date of the Uniformed Services Employment and Reemployment Rights Act of 1994, as amended from time to time, with respect to the Plan.

                                   ARTICLE IV
                           CONTRIBUTION AND ALLOCATION

4.1        FORMULA FOR DETERMINING EMPLOYER CONTRIBUTION

For each Plan Year, the Participating Employer shall contribute to the Plan:

         (a) The amount of the total salary reduction elections of all Participants made pursuant to Section 4.2(a), which amount shall be deemed a Participating Employer Elective Contribution.

         (b) On behalf of each Participant who is eligible to share in matching contributions for the Plan Year, a matching contribution equal to 100 percent of each such Participant's Deferred Compensation, which amount shall be deemed an Participating Employer Non-Elective Contribution. Matching contributions shall be made in Company Stock or, if made in cash, shall be converted to Company Stock, and shall be subject to the diversification requirements of Section 4.12.

          Except, however, in applying the matching percentage specified above, only salary reductions up to 3 percent of eligible Compensation shall be considered. For an Employee's initial year of participation, Compensation shall be counted from his date of participation in the Plan.

          Not withstanding paragraph one above, the Participating Employer may make an additional Non-Elective matching contribution which amount, if any shall be deemed an Participating Employer Non-Elective Contribution on behalf of Participants who are employed on the last day of the Plan Year and who completed a Year of Service during the Plan Year.

         (c) A discretionary amount, which amount, if any, shall be deemed a Participating Employer Non-Elective Contribution. Only participants who have completed a Year of Service during the Plan Year and are actively employed on the last day of the Plan Year shall be eligible to share in this discretionary contribution.

         (d) Additionally, to the extent necessary, the Participating Employer shall contribute to the Plan the amount necessary to provide the top heavy minimum contribution. All contributions by the Participating Employer shall be made in cash or in such property as is acceptable to the Trustee.

4.2        PARTICIPANT'S SALARY REDUCTION ELECTION

         (a) Each Participant may elect to defer from one percent to twenty percent of his Compensation which would have been received in the Plan Year, but for the deferral election. A deferral election (or modification of an earlier election) may not be made with respect to Compensation which is currently available on or before the date the Participant executed such election. For purposes of this Section, Compensation shall be determined prior to any reductions made pursuant to Code Sections 125, 402(e)(3), 402(h)(1)(B), 403(b) or 457(b), and
         Employee contributions described in Code Section 414(h)(2) that are treated as Participating Employer contributions.

         The amount by which Compensation is reduced shall be that Participant's Deferred Compensation and be treated as an Participating Employer
         Elective Contribution and allocated to that Participant's Elective Account.

         (b) The balance in each Participant's Elective Account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

         (c) Notwithstanding anything in the Plan to the contrary,  amounts held
         in  the  Participant's   Elective  Account  may  not  be  distributable
         (including any offset of loans) earlier than:

                  (1) A Participant's separation from service, Total and Permanent Disability, or death;

                  (2) A Participant's attainment of age 59 1/2;

                  (3) The termination of the Plan without the establishment or existence of a "successor plan," as that term is described in Regulation 1.401(k)-1(d)(3);

                  (4) The date of disposition by the  Participating  Employer to an entity that is not an Affiliated Employer of substantially all of the assets (within the meaning of Code Section 409(d)(2)) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition with respect to a Participant who continues employment with the corporation acquiring such assets;

                  (5) The date of disposition by the Participating Employer or an Affiliated Employer who maintains the Plan of its interest in a subsidiary (within the meaning of Code Section 409(d)(3)) to an entity which is not an Affiliated Employer but only with respect to a Participant who continues employment with such subsidiary; or

                  (6) The proven financial hardship of a Participant, subject to the limitations of Section 9.1.

           (d) For each Plan Year, a Participant's Deferred Compensation made under this Plan and all other plans, contracts or arrangements of the Participating Employer maintaining this Plan shall not exceed, during any taxable year of the Participant, the limitation imposed by Code
           Section 402(g), as in effect at the beginning of such taxable year. If such dollar limitation is exceeded, a Participant will be deemed to have notified the Administrator of such excess amount which shall be distributed in a manner consistent with Section 4.2(f). The dollar limitation shall be adjusted annually pursuant to the method provided in Code Section 415(d) in accordance with Regulations.

           (e) In the event a Participant has received a hardship distribution from his Participant's Elective Account pursuant to Section 9.1(b) or pursuant to Regulation 1.401(k)-1(d)(2)(iv)(B) from any other plan maintained by the Participating Employer, then such Participant shall not be permitted to elect to have Deferred Compensation contributed to the Plan on his behalf for a period of twelve months following the receipt of the distribution. Furthermore, the dollar limitation under Code Section 402(g) shall be reduced, with respect to the Participant's taxable year following the taxable year in which the hardship distribution was made, by the amount of such Participant's Deferred Compensation, if any, pursuant to this Plan (and any other plan maintained by the Participating Employer) for the taxable year of the hardship distribution.

           (f) If a Participant's Deferred Compensation under this Plan together with any elective deferrals (as defined in Regulation 1.402(g)-1(b)) under another qualified cash or deferred arrangement (as defined in Code Section 401(k)), a simplified employee pension (as defined in
           Code Section 408(k)), a salary reduction arrangement (within the meaning of Code Section 3121(a)(5)(D)), a deferred compensation plan under Code Section 457(b), or a trust described in Code Section 501(c)(18) cumulatively exceed the limitation imposed by Code Section 402(g) (as adjusted annually in accordance with the method provided in Code Section 415(d) pursuant to Regulations) for such Participant's taxable year, the Participant may, not later than March 1 following the close of the Participant's taxable year, notify the Administrator in writing of such excess and request that his Deferred Compensation under this Plan be reduced by an amount specified by the Participant. In such event, the Administrator may direct the Trustee to distribute such excess amount (and any Income allocable to such excess amount) to the Participant not later than the first April 15th following the close of the Participant's taxable year. Any distribution of less than the entire amount of Excess Deferred Compensation and Income shall be treated as a pro rata distribution of Excess Deferred Compensation and Income. The amount distributed shall not exceed the Participant's Deferred Compensation under the Plan for the taxable year (and any Income allocable to such excess amount). Any distribution on or before the last day of the
           Participant's taxable year must satisfy each of the following conditions:

                  (1) The distribution must be made after the date on which the Plan received the Excess Deferred Compensation;

                  (2) The Participant shall designate the distribution as Excess Deferred Compensation; and

                  (3) The Plan must designate the distribution as a distribution of Excess Deferred Compensation.

                  Any distribution made pursuant to this Section 4.2(f) shall be made first from unmatched Deferred Compensation and, thereafter,  from  Deferred  Compensation  which  is  matched.
                  Matching contributions which relate to such Deferred Compensation shall be forfeited.

           (g) Notwithstanding Section 4.2(f) above, a Participant's Excess Deferred Compensation shall be reduced, but not below zero, by any distribution of Excess Contributions pursuant to Section 4.6(a) for the Plan Year beginning with or within the taxable year of the Participant.

           (h) Participating Employer Elective Contributions made pursuant to this Section may be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short-term debt security acceptable to the Trustee until such time as the allocations pursuant to Section 4.4 have been made.

           (i) The Participating Employer and the Administrator shall implement the salary reduction elections provided for herein in accordance with the following:

                  (1) A Participant must make his initial salary deferral election within a reasonable time, not to exceed thirty days, after entering the Plan pursuant to Section 3.2. If the Participant fails to make an initial salary deferral election within such time, then such Participant may thereafter make an election in accordance with the rules governing modifications. The Participant shall make such an election by entering into a written salary reduction agreement with the Participating Employer and filing such agreement with the Administrator. Such election shall initially be effective beginning with the pay period following the acceptance of the salary reduction agreement by the Administrator, shall not have retroactive effect and shall remain in force until revoked.

                  (2) A Participant may modify a prior election during the Plan Year and concurrently make a new election by filing a written notice with the Administrator within a reasonable time before the first day of the month for which such modification is to be effective. Any modification shall not have retroactive effect and shall remain in force until revoked.

                  (3) A Participant may elect to prospectively revoke his salary reduction agreement in its entirety at any time during the Plan Year by providing the Administrator with thirty days written notice of such revocation (or upon such shorter notice period as may be acceptable to the Administrator). Such revocation shall become effective as of the beginning of the first pay period coincident with or next following the expiration of the notice period. Furthermore, the termination of the Participant's employment, or the cessation of participation for any reason, shall be deemed to revoke any salary reduction agreement then in effect, effective immediately following the close of the pay period within which such termination or cessation occurs.

4.3        TIME OF PAYMENT OF PARTICIPATING EMPLOYER CONTRIBUTION

Participating Employer contributions will be paid in cash, Company Stock or other property as the Participating Employer may from time to time determine. Company Stock and other property will be valued at their then fair market value. The Participating Employer shall generally pay to the Trustee its contribution to the Plan for each Plan Year, within the time prescribed by law, including extensions of time, for the filing of the Participating Employer federal income tax return for the Fiscal Year.

However, Participating Employer Elective Contributions accumulated through payroll deductions shall be paid to the Trustee as of the earliest date on which such contributions can reasonably be segregated from the Participating Employer general assets, but in any event no later than the fifteenth business day of the month following the month during which such amounts would otherwise have been payable to the Participant in cash. The provisions of Department of Labor regulations 2510.3-102 are incorporated herein by reference. Furthermore, any additional Participating Employer contributions which are allocable to the Participant's Elective Account for a Plan Year shall be paid to the Plan no later than the twelve-month period immediately following the close of such Plan Year.

4.4        ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS

           (a) The Administrator shall establish and maintain an account in the name of each Participant to which the Administrator shall credit no later than as of each Anniversary Date all amounts allocated to each such Participant as set forth herein.

           (b) The Participating Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of the Participating Employer contributions for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate such contribution as follows:

                  (1)  With  respect  to  the  Participating  Employer  Elective
                  Contribution made pursuant to Section 4.1(a), to each Participant's Elective Account in an amount equal to each such Participant's Deferred Compensation for the year.

                  (2) With respect to the  Participating  Employer  Non-Elective
                  Contribution   made  pursuant  to  Section  4.1(b),   to  each
                  Participant's Account in accordance with Section 4.1(b).

                  (3) With respect to the Participating Employer Non-Elective Contribution made pursuant to Section 4.1(c), to each Participant's Account in the same proportion that each such Participant's Compensation for the year bears to the total Compensation of all Participants for such year.


           (c) The Company Stock Account of each Participant shall be credited as of each Anniversary Date with Forfeitures of Company Stock and his allocable share of Company Stock (including fractional shares) purchased and paid for by the Plan or contributed in kind by the Participating Employer. Stock dividends on Company Stock held in his Company Stock Account shall be credited to his Company Stock Account when paid. Cash dividends on Company Stock held in his Company Stock Account shall be credited to his Other Investments Account when paid.

           (d) As of each Valuation Date, any earnings or losses (net appreciation or net depreciation) of the Trust Fund shall be allocated in the same proportion that each Participant's and Former Participant's time weighted average (based on beginning year base) nonsegregated accounts (other than each Participant's Company Stock Account) bear to the total of all Participants' and Former Participants' time weighted average (based on beginning year base) nonsegregated accounts (other than Participants' Company Stock Accounts) as of such date. Earnings or losses with respect to a Participant's Directed Account shall be allocated in accordance with
           Section 4.12.

           Participants' transfers from other qualified plans deposited in the general Trust Fund shall share in any earnings and losses (net appreciation or net depreciation) of the Trust Fund in the same manner provided above. Each segregated account maintained on behalf of a Participant shall be credited or charged with its separate earnings and losses.

           (e) As of each Anniversary Date any amounts which became Forfeitures since the last Anniversary Date shall first be made available to reinstate previously forfeited account balances of Former Participants, if any, in accordance with Section 7.4(f)(2). The remaining Forfeitures, if any, shall be allocated to Participants' Accounts and used to reduce the contribution of the Participating Employer hereunder for the Plan Year in which such Forfeitures occur in the following manner:

                  (1) Forfeitures attributable to Participating Employer matching contributions made pursuant to Section 4.1(b) shall be used to reduce the Participating Employer contribution for the Plan Year in which such Forfeitures occur.

                  (2) Forfeitures attributable to Participating Employer discretionary contributions made pursuant to Section 4.1(c) shall be added to any Participating Employer discretionary contribution for the Plan Year in which such Forfeitures occur and allocated among the Participants' Accounts in the same manner as any Participating Employer discretionary contribution.

                  Provided, however, that in the event the allocation of Forfeitures provided herein shall cause the "annual addition" (as defined in Section 4.9) to any Participant's Account to exceed the amount allowable by the Code, the excess shall be reallocated in accordance with Section 4.10.

           (f) For any Top Heavy Plan Year, Employees not otherwise eligible to share in the allocation of contributions and Forfeitures as provided above, shall receive the minimum allocation provided for in Section 4.4(h) if eligible pursuant to the provisions of Section 4.4(j).

           (g) Notwithstanding the foregoing, Participants who are not actively employed on the last day of the Plan Year due to Retirement (Early, Normal or Late), Total and Permanent Disability or death shall share in the allocation of contributions and Forfeitures for that Plan Year.

           (h)  Minimum   Allocations   Required   for  Top  Heavy  Plan  Years:
           Notwithstanding the foregoing, for any Top Heavy Plan Year, the sum of the Participating Employer contributions and Forfeitures allocated to the Participant's Combined Account of each Employee shall be equal to at least three percent of such Employee's "415 Compensation" (reduced by contributions and forfeitures, if any, allocated to each Employee in any defined contribution plan included with this plan in a Required Aggregation Group). However, if (1) the sum of the Participating Employer contributions and Forfeitures allocated to the Participant's Combined Account of each Key Employee for such Top Heavy Plan Year is less than three percent of each Key Employee's "415 Compensation" and (2) this Plan is not required to be included in an Aggregation Group to enable a defined benefit plan to meet the requirements of Code Section 401(a)(4) or 410, the sum of the Participating Employer contributions and Forfeitures allocated to the Participant's Combined Account of each Employee shall be equal to the largest percentage allocated to the Participant's Combined Account of any Key Employee. However, in determining whether a Non-Key Employee has received the required minimum allocation, such Non-Key Employee's Deferred Compensation and matching contributions needed to satisfy the "Actual Contribution Percentage" tests pursuant to Section 4.7(a) shall not be taken into account.

           However, no such minimum allocation shall be required in this Plan for any Employee who participates in another defined contribution plan subject to Code Section 412 included with this Plan in a Required Aggregation Group.

           (i) For purposes of the minimum allocations set forth above, the percentage allocated to the Participant's Combined Account of any Key Employee shall be equal to the ratio of the sum of the Participating Employer contributions and Forfeitures allocated on behalf of such Key Employee divided by the "415 Compensation" for such Key Employee.

           (j) For any Top Heavy Plan Year, the minimum allocations set forth above shall be allocated to the Participant's Combined Account of all Employees who are Participants and who are employed by the Participating Employer on the last day of the Plan Year, including Employees who have (1) failed to complete a Year of Service; and (2) declined to make mandatory contributions (if required) or, in the case of a cash or deferred arrangement, elective contributions to the Plan.

           (k) In lieu of the above, in any Plan Year in which an Employee is a Participant in both this Plan and a defined benefit pension plan included in a Required Aggregation Group which is top heavy, the Participating Employer shall not be required to provide such Employee with both the full separate defined benefit plan minimum benefit and the full separate defined contribution plan minimum allocation.

           Therefore, for any Plan Year when the Plan is a Top Heavy Plan, an Employee who is participating in this Plan and a defined benefit plan maintained by the Participating Employer shall receive a minimum monthly accrued benefit in the defined benefit plan equal to the product of (1) one-twelfth of "415 Compensation" averaged over the five consecutive "limitation years" (or actual "limitation years," if less) which produce the highest average and (2) the lesser of (i) two percent multiplied by years of service when the plan is top heavy or
           (ii) twenty percent.

           (l) For the purposes of this Section, "415 Compensation" shall be limited to $150,000. Such amount shall be adjusted for increases in the cost of living in accordance with Code Section 401(a)(17), except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with or within such calendar year. For any short Plan Year the "415 Compensation" limit shall be an amount equal to the "415 Compensation" limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve (12).

           (m) Notwithstanding anything herein to the contrary, Participants who terminated employment for any reason during the Plan Year shall share in the salary reduction contributions made by the Participating Employer for the year of termination without regard to the Hours of Service credited.

           (n) If a Former Participant is reemployed after five consecutive 1-Year Breaks in Service, then separate accounts shall be maintained as follows:

                  (1) One account for nonforfeitable benefits attributable to pre-break service; and

                  (2) One account representing his status in the Plan attributable to post-break service.

4.5        ACTUAL DEFERRAL PERCENTAGE TESTS

           (a) Maximum Annual Allocation: For each Plan Year, the annual allocation derived from Participating Employer Elective Contributions to a Participant's Elective Account shall satisfy one of the following tests:

                  (1) The "Actual Deferral Percentage" for the Highly Compensated Participant group shall not be more than the "Actual Deferral Percentage" of the NonHighly Compensated Participant group multiplied by 1.25, or

                  (2) The excess of the "Actual Deferral Percentage" for the Highly Compensated Participant group over the "Actual Deferral Percentage" for the NonHighly Compensated Participant group shall not be more than two percentage points. Additionally, the "Actual Deferral Percentage" for the Highly Compensated Participant group shall not exceed the "Actual Deferral Percentage" for the NonHighly Compensated Participant group multiplied by 2. The provisions of Code Section 401(k)(3) and Regulation 1.401(k)-1(b) are incorporated herein by reference.

                  However, in order to prevent the multiple use of the alternative method described in (2) above and in Code Section 401(m)(9)(A), any Highly Compensated Participant eligible to make elective deferrals pursuant to Section 4.2 and to make Employee contributions or to receive matching contributions under this Plan or under any other plan maintained by the Participating Employer or an Affiliated Employer shall have a combination of his actual deferral ratio and his actual contribution ratio reduced pursuant to Regulation 1.401(m)-2, the provisions of which are incorporated herein by reference.

           (b) For the purposes of this Section "Actual Deferral Percentage" means, with respect to the Highly Compensated Participant group and NonHighly Compensated Participant group for a Plan Year, the average of the ratios, calculated separately for each Participant in such group, of the amount of Participating Employer Elective Contributions allocated to each Highly Compensated Participant's Elective Account for such Plan Year and to each such NonHighly Compensated Participant's Elective Account for the preceding Plan Year, to such Participant's "414(s) Compensation" for the applicable Plan Year. The actual deferral ratio for each Participant and the "Actual Deferral Percentage" for each group shall be calculated to the nearest one-hundredth of one percent. Participating Employer Elective Contributions allocated to each NonHighly Compensated Participant's

           Elective Account for the preceding Plan Year shall be reduced by Excess Deferred Compensation for the preceding Plan Year to the extent such excess amounts are made under this Plan or any other plan maintained by the Participating Employer.

           (c) For the purposes of Sections 4.5(a) and 4.6, a Highly Compensated Participant and a NonHighly Compensated Participant shall include any Employee eligible to make a deferral election pursuant to Section 4.2, whether or not such deferral election was made or suspended pursuant to Section 4.2.

           (d) For purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(k), this Plan may not be combined with any other plan.

4.6        ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS

In the event that the initial allocations of the Participating Employer Elective Contributions made pursuant to Section 4.4 do not satisfy one of the tests set forth in Section 4.5(a), the Administrator shall adjust Excess Contributions pursuant to the options set forth below:

           (a) On or before the fifteenth day of the third month following the end of each Plan Year, the Highly Compensated Participant having the greatest actual deferral ratio shall have his actual deferral ratio reduced until one of the tests set forth in Section 4.5(a) is satisfied, or until his actual deferral ratio equals the actual deferral ratio of the Highly Compensated Participant having the second largest actual deferral ratio. This process shall continue until one of the tests set forth in Section 4.5(a) is satisfied. Once one of the tests set forth in Section 4.5(a) is satisfied, the total dollar amount of Elective Contributions represented by such reduction or reductions in actual deferral ratio or ratios shall be identified as the total amount of Excess Contributions to be distributed. These Excess Contributions will be attributed to and distributed from the accounts of Highly Compensated Employees as follows. The Elective Contribution for the Highly Compensated Employee with the largest Elective Contribution shall be reduced until either a) the total amount of Excess Contributions is distributed, or (b) the Elective Contribution for the Highly Compensated Employee with the greatest Elective Contribution is reduced to the level of the Elective Contribution for the Highly Compensated Employee with the next greatest Elective Contribution. This process shall continue until the total amount of Excess Contributions is distributed.

                  (1) With respect to the  distribution of Excess  Contributions pursuant to
                  (a) above, such distribution:

                             (i) may be postponed but not later than the close of the Plan Year following the Plan Year to which they are allocable;

                             (ii)    shall be adjusted for Income; and

                             (iii)   shall be  designated  by the  Participating
                                     Employer  as  a   distribution   of  Excess
                                     Contributions (and Income).

                  (2) Any distribution of less than the entire amount of Excess Contributions and Income shall be treated as a pro rata distribution of Excess Contributions and Income.

                  (3) Matching contributions which relate to Excess Contributions shall be forfeited unless the related matching contribution is distributed as an Excess Aggregate Contribution pursuant to Section 4.8.

           (b) Within twelve (12) months after the end of the Plan Year, the Participating Employer may make a special Qualified Non-Elective Contribution on behalf of NonHighly Compensated Participants electing salary reductions pursuant to Section 4.2 in an amount sufficient to satisfy one of the tests set forth in Section 4.5(a). Such contribution shall be allocated to the Participant's Elective Account of each Non-Highly Compensated Participant electing salary reductions pursuant to Section 4.2 in the same proportion that each such NonHighly Compensated Participant's Deferred Compensation for the year bears to the total Deferred Compensation of all such NonHighly Compensated Participants.

           (c) If during a Plan Year the projected aggregate amount of Elective Contributions to be allocated to all Highly Compensated Participants under this Plan would, by virtue of the tests set forth in Section 4.5(a), cause the Plan to fail such tests, then the Administrator may automatically reduce proportionately or in the order provided in
           Section 4.6(a) each affected Highly Compensated Participant's deferral election made pursuant to Section 4.2 by an amount necessary to satisfy one of the tests set forth in Section 4.5(a).

4.7        ACTUAL CONTRIBUTION PERCENTAGE TESTS

           (a) The "Actual Contribution Percentage" for the Highly Compensated Participant group shall not exceed the greater of:

                  (1) 125 percent of such percentage for the NonHighly Compensated Participant group; or

                  (2) The lesser of 200 percent of such percentage for the NonHighly Compensated Participant group, or such percentage for the NonHighly Compensated Participant group plus 2 percentage points. However, to prevent the multiple use of the alternative method described in this paragraph and Code
                  Section 401(m)(9)(A), any Highly Compensated Participant eligible to make elective deferrals pursuant to Section 4.2 or any other cash or deferred arrangement maintained by the Participating Employer or an Affiliated Employer and to make Employee contributions or to receive matching contributions under this Plan or under any other plan maintained by the Participating Employer or an Affiliated Employer shall have a combination of his actual deferral ratio and his actual contribution ratio reduced pursuant to Regulation 1.401(m)-2. The provisions of Code Section 401(m) and Regulations 1.401(m)-1(b) and 1.401(m)-2 are incorporated herein by reference.

           (b) For the purposes of this Section and Section 4.8, "Actual Contribution Percentage" for a Plan Year means, with respect to the Highly Compensated Participant group and Non-Highly Compensated Participant group, the average of the ratios (calculated separately for each Participant in each group) of:

                  (1) The sum of Participating Employer matching contributions made pursuant to Section 4.1(b) on behalf of each such Highly Compensated participant for such Plan Year and each Non-Highly Compensated Participant for the preceding Plan Year; to

                  (2) The Participant's "414(s) Compensation" for the applicable Plan Year.

           (c) For purposes of determining the "Actual Contribution Percentage" and the amount of Excess Aggregate Contributions pursuant to Section 4.8(d), only Participating Employer matching contributions contributed to the Plan prior to the end of the succeeding Plan Year shall be considered. In addition, the Administrator may elect to take into account, with respect to Employees eligible to have Participating Employer matching contributions pursuant to Section 4.1(b) allocated to their accounts, elective deferrals (as defined in Regulation 1.402(g)-1(b)) and qualified non-elective contributions (as defined in Code Section 401(m)(4)(C)) contributed to any plan maintained by the Participating Employer. Such elective deferrals and qualified non-elective contributions shall be treated as Participating Employer matching contributions subject to Regulation 1.401(m)-1(b)(5) which is incorporated herein by reference. However, the Plan Year must be the same as the plan year of the plan to which the elective deferrals and the qualified non-elective contributions are made.

           (d) For purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(m), this Plan may not be combined with any other plan.

           (e) For purposes of Sections 4.7(a) and 4.8, a Highly Compensated Participant and Non-Highly Compensated Participant shall include any Employee eligible to have Participating Employer matching contributions pursuant to Section 4.1(b) (whether or not a deferral election was made or suspended pursuant to Section 4.2(e)) allocated to his account for the Plan Year.

4.8        ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS

           (a) In the event that the "Actual Contribution Percentage" for the Highly Compensated Participant group exceeds the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group pursuant to Section 4.7(a), the Highly Compensated Participant having the greatest actual contribution ratio shall have his actual contribution ratio reduced until one of the tests set forth in Section 4.7(a) is satisfied, or until his actual contribution ratio equals the actual contribution ratio of the Highly Compensated Participant having the second largest actual contribution ratio. This process shall continue until one of the tests set forth in Section 4.7(a) is satisfied. Once one of the tests set forth in Section 4.7(a) is satisfied, the total dollar amount of aggregate contributions represented by such reduction or reductions in actual contribution ratio or ratios shall be identified as the total amount of Excess Aggregate Contributions to be distributed and/or forfeited. These Excess Aggregate Contributions will be attributed to and distributed (with income), if vested, or forfeited (with income), if not vested from the accounts of Highly Compensated Employees as follows. The matching contribution for the Highly Compensated Employee with the largest matching contribution shall be reduced until either a) the total amount of Excess Aggregate Contributions is distributed, or b) the matching contributions for the Highly Compensated Employee with the greatest matching contributions is reduced to the level of the matching contributions for the Highly Compensated Employee with the next greatest matching contributions. This process shall continue until all Excess Aggregate Contributions are eliminated. Excess Aggregate Contributions shall be distributed to or forfeited by Highly Compensated Participants on or before the fifteenth day of the third month following the end of the Plan Year, but in no event later than the close of the following Plan Year.

           To the extent necessary to affect correction, distributions and forfeitures shall occur proportionately from the vested portion of a Highly Compensated Employee's aggregate contributions (and Income allocable to such contributions) and, if forfeitable, from the non-Vested Excess Aggregate Contributions attributable to Participating Employer matching contributions (and Income allocable to such forfeitures).

           If the correction of Excess Aggregate Contributions attributable to Participating Employer matching contributions is not in proportion to the Vested and non-Vested portion of such contributions, then the Vested portion of the Participant's Account attributable to Participating Employer matching contributions after the correction shall be subject to Section 7.5(h).

           (b) Any distribution and/or Forfeiture of less than the entire amount of Excess Aggregate Contributions (and Income) shall be treated as a pro rata distribution and/or Forfeiture of Excess Aggregate Contributions and Income. Distribution of Excess Aggregate Contributions shall be designated by the Participating Employer as a distribution of Excess Aggregate Contributions (and Income).

           Forfeitures of Excess Aggregate Contributions shall be treated in accordance with Section 4.4.

           (c) Excess Aggregate Contributions, including forfeited matching contributions, shall be treated as Participating Employer contributions for purposes of Code Sections 404 and 415 even if distributed from the Plan.

           Forfeited matching contributions that are reallocated to Participants' Accounts for the Plan Year in which the forfeiture occurs shall be treated as an "annual addition" pursuant to Section 4.9(b) for the Participants to whose Accounts they are reallocated and for the Participants from whose Accounts they are forfeited.

           (d) For each Highly Compensated Participant, the amount of Excess Aggregate Contributions is equal to the Participating Employer matching contributions made pursuant to Section 4.1(b), and any qualified non-elective contributions or elective deferrals taken into account pursuant to Section 4.7(c) on behalf of the Highly Compensated Participant (determined prior to the application of this paragraph) minus the amount determined by multiplying the Highly Compensated Participant's actual contribution ratio (determined after application of this paragraph) by his "414(s) Compensation." The actual contribution ratio must be rounded to the nearest one-hundredth of one percent. In no case shall the amount of Excess Aggregate Contribution with respect to any Highly Compensated Participant exceed the amount of Participating Employer matching contributions made pursuant to Section 4.1(b), and any qualified non-elective contributions or elective deferrals taken into account pursuant to Section 4.7(c) on behalf of such Highly Compensated Participant for such Plan Year.

           (e) The determination of the amount of Excess Aggregate Contributions with respect to any Plan Year shall be made after first determining the Excess Contributions, if any, to be treated as voluntary Employee contributions due to recharacterization for the plan year of any other qualified cash or deferred arrangement (as defined in Code
           Section 401(k)) maintained by the Participating Employer that ends with or within the Plan Year.

           (f) If during a Plan Year the projected aggregate amount of Participating Employer matching contributions to be allocated to all Highly Compensated Participants under this Plan would, by virtue of the tests set forth in Section 4.7(a), cause the Plan to fail such tests, then the Administrator may automatically reduce proportionately or in the order provided in Section 4.8(a) each affected Highly Compensated Participant's projected share of such contributions by an amount necessary to satisfy one of the tests set forth in Section 4.7(a).

           (g) Notwithstanding the above, within twelve months after the end of the Plan Year, the Participating Employer may make a special Qualified Non-Elective Contribution on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 4.7(a). Such contribution shall be allocated to the Participant's Account of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Compensation for the year bears to the total Compensation of all Non-Highly Compensated Participants. A separate accounting of any special Qualified Non-Elective Contribution shall be maintained in the Participant's Account.

4.9        MAXIMUM ANNUAL ADDITIONS

           (a) Notwithstanding the foregoing, the maximum "annual additions" credited to a Participant's accounts for any "limitation year" shall equal the lesser of: (1) $30,000 (or such lerger amount as shall be in effect as a result of adjustments pursuant to Section 415(d) of the Code), or (2) twenty-five percent of the Participant's "415 Compensation" for such "limitation year." For any short "limitation year," the dollar limitation in (1) above shall be reduced by a fraction, the numerator of which is the number of full months in the short "limitation year" and the denominator of which is twelve.

           (b) For purposes of applying the limitations of Code Section 415, "annual additions" means the sum credited to a Participant's accounts for any "limitation year" of (1) Participating Employer contributions, (2) Employee contributions, (3) forfeitures, (4) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code Section 415(l)(2) which is part of a pension or annuity plan maintained by the Participating Employer and
           (5) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit plan (as defined in Code Section 419(e)) maintained by the Participating Employer. Except, however, the "415 Compensation" percentage limitation referred to in paragraph
           (a)(2) above shall not apply to: (1) any contribution for medical benefits (within the meaning of Code Section 419A(f)(2)) after separation from service which is otherwise treated as an "annual addition," or (2) any amount otherwise treated as an "annual addition" under Code Section 415(l)(1).

           (c) For purposes of applying the limitations of Code Section 415, the transfer of funds from one qualified plan to another is not an "annual addition." In addition, the following are not Employee contributions for the purposes of Section 4.9(b)(2): (1) rollover contributions (as defined in Code Sections 402(e)(6), 403(a)(4), 403(b)(8) and 408(d)(3)); (2) repayments of loans made to a Participant from the Plan; (3) repayments of distributions received by an Employee pursuant to Code Section 411(a)(7)(B) (cash-outs); (4) repayments of distributions received by an Employee pursuant to Code
           Section 411(a)(3)(D) (mandatory contributions); and (5) Employee contributions to a simplified employee pension excludable from gross income under Code Section 408(k)(6).

           (d) For purposes of applying the limitations of Code Section 415, the "limitation year" shall be the Plan Year.

           (e) For the purpose of this Section, all qualified defined benefit plans (whether terminated or not) ever maintained by the Participating Employer shall be treated as one defined benefit plan, and all qualified defined contribution plans (whether terminated or not) ever maintained by the Participating Employer shall be treated as one defined contribution plan.

          (f) For the purpose of this Section, if the Participating Employer is a member of a controlled group of corporations, trades or businesses under common control (as defined by Code Section 1563(a) or Code
          Section 414(b) and (c) as modified by Code Section 415(h)), is a member of an affiliated service group (as defined by Code Section 414(m)), or is a member of a group of entities required to be aggregated pursuant to Regulations under Code Section 414(o), all Employees of such Participating Employers shall be considered to be employed by a single Participating Employer.

           (g) For the purpose of this Section, if this Plan is a Code Section 413(c) plan, each Participating Employer who maintains this Plan will be considered to be a separate Participating Employer.

           (h)(1) If a Participant participates in more than one defined contribution plan maintained by the Participating Employer which have different Anniversary Dates, the maximum "annual additions" under this Plan shall equal the maximum "annual additions" for the "limitation year" minus any "annual additions" previously credited to such Participant's accounts during the "limitation year."

                (2) If a Participant participates in both a defined contribution plan subject to Code Section 412 and a defined contribution plan not subject to Code Section 412 maintained by the Participating Employer which have the same Anniversary Date, "annual additions" will be credited to the Participant's accounts under the defined contribution plan subject to Code
                  Section 412 prior to crediting "annual additions" to the Participant's accounts under the defined contribution plan not subject to Code Section 412.

                (3) If a  Participant  participates  in more  than  one  defined contribution plan not subject to Code Section 412 maintained by the Participating Employer which have the same Anniversary Date, the maximum "annual additions" under this Plan shall equal the product of (A) the maximum "annual additions" for the "limitation year" minus any "annual additions" previously credited under subparagraphs (1) or (2) above, multiplied by
                  (B) a fraction (i) the numerator of which is the "annual additions" which would be credited to such Participant's accounts under this Plan without regard to the limitations of Code Section 415 and (ii) the denominator of which is such "annual additions" for all plans described in this subparagraph.

           (i) For Plan Years beginning before January 1, 2000, if an Employee is (or has been) a Participant in one or more defined benefit plans and one or more defined contribution plans maintained by the Participating Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any "limitation year" may not exceed 1.0.

           (j) The defined benefit plan fraction for any "limitation year" prior to January 1, 2000 is a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Participating Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the "limitation year" under Code Sections 415(b) and (d) or 140 percent of the highest average compensation, including any adjustments under Code
                  Section 415(b).

                  Notwithstanding the above, if the Participant was a Participant as of the first day of the first "limitation year" beginning after December 31, 1986, in one or more defined benefit plans maintained by the Participating Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last "limitation year" beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all "limitation years" beginning before January 1, 1987.

           (k) For Plan Years beginning prior to January 1, 2000, the defined contribution plan fraction for any "limitation year" is a fraction, the numerator of which is the sum of the annual additions to the Participant's Account under all the defined contribution plans (whether or not terminated) maintained by the Participating Employer for the current and all prior "limitation years" (including the annual additions attributable to the Participant's nondeductible
                  Employee contributions to all defined benefit plans, whether or not terminated, maintained by the Participating
                  Employer, and the annual additions attributable to all welfare benefit funds, as defined in Code Section 419(e), and individual medical accounts, as defined in Code Section 415(l)
                  (2), maintained by the Participating Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior "limitation years" of service with the Participating Employer (regardless of whether a defined contribution plan was maintained by the Participating Employer). The maximum aggregate amount in any "limitation year" is the lesser of 125 percent of the dollar limitation determined under Code Sections 415(b) and (d) in effect under Code Section 415(c)(1)(A) or 35 percent of the Participant's Compensation for such year.

                  If the Employee was a Participant as of the end of the first day of the first "limitation year" beginning after December 31, 1986, in one or more defined contribution plans maintained by the Participating Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last "limitation year" beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first "limitation year" beginning on or after January 1, 1987. The annual addition for any "limitation year" beginning before January 1, 1987 shall not be recomputed to treat all Employee contributions as annual additions.

           (l) Notwithstanding the foregoing, for any "limitation year" in which the Plan is a Top Heavy Plan prior to January 1, 2000, 100 percent shall be substituted for 125 percent in Sections 4.9(j) and 4.9(k).

           (m) For Plan Years prior to January 1, 2000, if the sum of the defined benefit plan fraction and the defined contribution plan fraction shall exceed 1.0 in any "limitation year" for any Participant in this Plan, the Administrator shall adjust the numerator of the defined benefit plan fraction so that the sum of both fractions shall not exceed 1.0 in any "limitation year" for such Participant.

           (n) Notwithstanding anything contained in this Section to the contrary, the limitations, adjustments and other requirements prescribed in this Section shall at all times comply with the provisions of Code Section 415 and the Regulations thereunder, the terms of which are specifically incorporated herein by reference.

4.10       ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS

            (a) If, as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's Compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) that may be made with respect to any Participant under the limits of Section 4.9 or other facts and circumstances to which Regulation 1.415-6(b)(6) shall be applicable, the "annual additions" under this Plan would cause the maximum "annual additions" to be exceeded for any Participant, the Administrator shall (1) distribute any elective deferrals (within the meaning of Code Section 402(g)(3)) or return any Employee contributions (whether voluntary or mandatory), and for the distribution of gains attributable to those elective deferrals and Employee contributions, to the extent that the distribution or return would reduce the "excess amount" in the Participant's accounts (2) hold any "excess amount" remaining after the return of any elective deferrals or voluntary Employee contributions in a "Section 415 suspense account" (3) use the "Section 415 suspense account" in the next "limitation year" (and succeeding "limitation years" if necessary) to reduce Participating Employer contributions for that Participant if that Participant is covered by the Plan as of the end of the "limitation year," or if the Participant is not so covered, allocate and reallocate the "Section 415 suspense account" in the next "limitation year" (and succeeding "limitation years" if necessary) to all Participants in the Plan before any Participating Employer or Employee contributions which would constitute
                  "annual additions" are made to the Plan for such "limitation year" (4) reduce Participating Employer contributions to the Plan for such "limitation year" by the amount of the "Section 415 suspense account" allocated and reallocated during such "limitation year."

           (b) For purposes of this Article, "excess amount" for any Participant for a "limitation year" shall mean the excess, if any, of (1) the "annual additions" which would be credited to his account under the terms of the Plan without regard to the limitations of Code Section 415 over (2) the maximum "annual additions" determined pursuant to Section 4.9.

           (c) For purposes of this Section, "Section 415 suspense account" shall mean an unallocated account equal to the sum of "excess amounts" for all Participants in the Plan during the "limitation year." The "Section 415 suspense account" shall not share in any earnings or losses of the Trust Fund.

4.11       TRANSFERS FROM QUALIFIED PLANS

           (a) With the consent of the Administrator, amounts may be transferred from other qualified plans by Eligible Employees, provided that the trust from which such funds are transferred permits the transfer to be made and the transfer will not jeopardize the tax exempt status of the Plan or Trust or create adverse tax consequences for the Participating
                  Employer. The amounts transferred shall be set up in a separate account herein referred to as a "Participant's Rollover Account." Such account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

           (b) Amounts in a Participant's Rollover Account shall be held by the Trustee pursuant to the provisions of this Plan and may not be withdrawn by, or distributed to the Participant, in whole or in part, except as provided in paragraphs (c) and (d) of this Section.

           (c) Except as permitted by Regulations (including Regulation 1.411(d)-4), amounts attributable to elective contributions (as defined in Regulation 1.401(k)-1(g)(3)), including amounts treated as elective contributions, which are transferred from another qualified plan in a plan-to-plan transfer shall be subject to the distribution limitations provided for in Regulation 1.401(k)-1(d).

           (d) The Administrator may direct that employee transfers made after a valuation date be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short term debt security acceptable to the Trustee until such time as the allocations pursuant to this Plan have been made, at which time they may remain segregated or be invested as part of the general Trust Fund, to be determined by the Administrator.

           (e) For purposes of this Section, the term "qualified plan" shall mean any tax qualified plan under Code Section 401(a).
                  The term "amounts transferred from other qualified plans" shall mean: (i) amounts transferred to this Plan directly from another qualified plan; (ii) distributions from another qualified plan which are eligible rollover distributions and which are either transferred by the Employee to this Plan within sixty days following his receipt thereof or are transferred pursuant to a direct rollover;
                  (iii) amounts transferred to this Plan from a conduit individual retirement account provided that the conduit individual retirement account has no assets other than assets which (A) were previously distributed to the Employee by another qualified plan as a lump-sum distribution
                  (B) were eligible for tax-free rollover to a qualified plan and (C) were deposited in such conduit individual retirement account within sixty days of receipt thereof and other than earnings on said assets; and (iv) amounts distributed to the Employee from a conduit individual retirement account meeting the requirements of clause
                  (iii) above, and transferred by the Employee to this Plan within sixty days of his receipt thereof from such conduit individual retirement account.

           (g) Prior to accepting any transfers to which this Section applies, the Administrator may require the Employee to establish that the amounts to be transferred to this Plan meet the requirements of this Section and may also require the Employee to provide an opinion of counsel satisfactory to the Participating Employer that the amounts to be transferred meet the requirements of this Section.

           (h) This Plan shall not accept any direct or indirect transfers (as that term is defined and interpreted under Code Section 401(a)(11) and the Regulations thereunder) from a defined benefit plan, money purchase plan (including a target benefit plan), stock bonus or profit sharing plan which would otherwise have provided for a life annuity form of payment to the Participant.

           (i) Notwithstanding anything herein to the contrary, a transfer directly to this Plan from another qualified plan (or a transaction having the effect of such a transfer) shall only be permitted if it will not result in the elimination or reduction of any "Section 411(d)(6) protected benefit" as described in Section 9.1.

4.12       DIRECTED INVESTMENT ACCOUNT

           (a) Participants may, subject to Section 4.12(c) and a procedure established by the Administrator (the Participant Direction Procedures) and applied in a uniform nondiscriminatory manner, direct the Trustee to invest all or a portion of their Participant's Elective Account (and such other account balances as specified in the Procedures) in specific assets, specific funds or other investments permitted under the Plan and the Participant Direction Procedures. That portion of the interest of any Participant so directing will thereupon be considered a Participant's Directed Account.

           (b) As of each Valuation Date, all Participant Directed Accounts shall be charged or credited with the net earnings, gains, losses and expenses as well as any appreciation or depreciation in the market value using publicly listed fair market values when available or appropriate.

                  (1) To the extent that the assets in a Participant's Directed Account are accounted for as pooled assets or investments, the allocation of earnings, gains and losses of each Participant's Directed Account shall be based upon the total amount of funds so invested, in a manner proportionate to the Participant's share of such pooled investment.

                  (2) To the extent that the assets in the Participant's Directed Account are accounted for as segregated assets, the allocation of earnings, gains and losses from such assets shall be made on a separate and distinct basis.

           (c) Each "Qualified Participant" may elect within ninety days after the close of each Plan Year during the "Qualified Election Period" to direct the Trustee in writing as to the investment of 25 percent of the total number of shares of Company Stock acquired by or contributed to the Plan that have ever been allocated to such "Qualified
                  Participant's" Company Stock Account (reduced by the number of shares of Company Stock previously invested pursuant to a prior election). In the case of the election year in which the Participant can make his last election, the preceding sentence shall be applied by substituting "50 percent" for "25 percent." If the "Qualified Participant" elects to direct the Trustee as to the investment of his Company Stock Account, such direction shall be effective no later than 180 days after the close of the Plan Year to which such direction applies. In lieu of directing the Trustee as to the investment of his Company Stock Account, the "Qualified Participant" may elect a distribution in cash or Company Stock of the portion of his Company Stock Account covered by the election within ninety days after the last day of the period during which the election can be made. Any such distribution of Company Stock shall be subject to Section 8.18. Furthermore, the Participant must be given a choice of at least three distinct investment options.

                  Notwithstanding the above, if the fair market value (determined pursuant to Section 6.1 at the Plan Valuation Date immediately preceding the first day on which a "Qualified Participant" is eligible to make an election) of Company Stock acquired by or contributed to the Plan and allocated to a "Qualified Participant's" Company Stock Account is $500 or less, then such Company Stock shall not be subject to this paragraph. For purposes of determining whether the fair market value exceeds $500, Company Stock held in accounts of all employee stock ownership plans (as defined in Code Section 4975(e)(7)) and tax credit employee stock ownership plans (as defined in Code Section 409(a)) maintained by the
                  Participating Employer or any Affiliated Employer shall be considered as held by the Plan.

           (d) For the purposes of this Section the following definitions shall apply:

                  (1) "Qualified Participant" means any Participant or Former Participant who has completed ten years as a Participant and has attained age fifty-five.

                  (2) "Qualified Election Period" means the six (6) Plan Year period beginning with the later of (i) the first Plan Year in which the Participant first became a "Qualified Participant," or (ii) the first Plan Year beginning after December 31, 1986.

                                    ARTICLE V
                          FUNDING AND INVESTMENT POLICY

5.1        INVESTMENT POLICY

           (a)    The Plan is designed to invest primarily in Company Stock.

           (b) With due regard to subparagraph (a) above, the Administrator may also direct the Trustee to invest funds under the Plan in other property described in the Trust, or the Trustee may hold such funds in cash or cash equivalents.

           (c) The Plan may not obligate itself to acquire Company Stock from a particular holder thereof at an indefinite time determined upon the happening of an event such as the death of the holder.

           (d) The Plan may not obligate itself to acquire Company Stock under a put option binding upon the Plan. However, at the time a put option is exercised, the Plan may be given an option to assume the rights and obligations of the Participating
                  Employer under a put option binding upon the Participating Employer.

           (e) All purchases of Company Stock shall be made at a price which, in the judgment of the Administrator, does not exceed the fair market value thereof. All sales of Company Stock shall be made at a price which, in the judgment of the Administrator, is not less than the fair market value thereof. The valuation rules set forth in Article VI shall be applicable.

5.2        TRANSACTIONS INVOLVING COMPANY STOCK

           (a) No portion of the Trust Fund attributable to (or allocable in lieu of) Company Stock acquired by the Plan in a sale to which Code Section 1042 applies may accrue or be allocated directly or indirectly under any plan maintained by the Participating Employer meeting the requirements of Code Section 401(a):

                  (1)  During the "Nonallocation Period," for the benefit of

                             (i) any taxpayer who makes an election under Code Section 1042(a) with respect to Company Stock,

                             (ii)    any individual who is related to the
                                     taxpayer (within the meaning of Code
                                     Section 267(b)), or

                  (2) For the benefit of any other person who owns (after application of Code Section 318(a) applied without regard to the employee trust exception in Code Section 318(a)(2)(B)(i)) more than 25 percent of

                             (i) any class of outstanding stock of the Participating Employer or Affiliated Employer which issued such Company Stock, or

                             (ii) the total value of any class of outstanding stock of the Participating Employer or Affiliated Employer.

           (b) Except, however, subparagraph (a)(1)(ii) above shall not apply to lineal descendants of the taxpayer, provided that the aggregate amount allocated to the benefit of all such lineal descendants during the "Nonallocation Period" does not exceed more than five (5) percent of the Company Stock (or amounts allocated in lieu thereof) held by the Plan which are attributable to a sale to the Plan by any person related to such descendants (within the meaning of Code Section 267(c)(4)) in a transaction to which Code Section 1042 is applied.

           (c) A person shall be treated as failing to meet the stock ownership limitation under paragraph (a)(2) above if such person fails such limitation:

                  (1) at any time during the one (1) year period ending on the date of sale of Company Stock to the Plan, or

                  (2) on the date as of which Company Stock is allocated to Participants in the Plan.

           (d) For purposes of this Section, "Nonallocation Period" means the period beginning on the date of the sale of the Company Stock and ending on the date which is ten (10) years after the date of sale.

                                   ARTICLE IV
                                   VALUATIONS

6.1        VALUATION OF THE TRUST FUND

The Administrator shall direct the Trustee, as of each Valuation Date, to determine the net worth of the assets comprising the Trust Fund as it exists on the Valuation Date. In determining such net worth, the Trustee shall value the assets comprising the Trust Fund at their fair market value as of the Valuation Date and shall deduct all expenses for which the Trustee has not yet obtained reimbursement from the Employer or the Trust Fund. The Trustee may update the value of any shares held in the Participant Directed Account by reference to the number of shares held by that Participant, priced at the market value as of the Valuation Date.

6.2        METHOD OF VALUATION

Valuations must be made in good faith and based on all relevant factors for determining the fair market value of securities. In the case of a transaction between a Plan and a disqualified person, value must be determined as of the date of the transaction. For Plan distribution purposes, value will be determined as of the date of the transaction. For all other Plan purposes, value will be determined as of the most recent valuation date under the Plan. An independent appraisal will not in itself be a good faith determination of value in the case of a transaction between the Plan and a disqualified person. However, in other cases, a determination of fair market value based on at least an annual appraisal independently arrived at by a person who customarily makes such appraisals and who is independent of any party to the transaction will be deemed to be a good faith determination of value. Company Stock not readily tradeable on an established securities market shall be valued by an independent appraiser meeting requirements similar to the requirements of the Regulations prescribed under Code Section 170(a)(1).

                                   ARTICLE VII
                   DETERMINATION AND DISTRIBUTION OF BENEFITS

7.1        DETERMINATION OF BENEFITS UPON RETIREMENT

Every Participant may terminate his employment with the Participating Employer and retire for the purposes hereof on his Normal Retirement Date or Early Retirement Date. However, a Participant may postpone the termination of his employment with the Participating Employer to a later date, in which event the participation of such Participant in the Plan, including the right to receive allocations pursuant to Section 4.4, shall continue until his Late Retirement Date. Upon a Participant's Retirement Date, or as soon thereafter as is practicable, the Trustee shall, at the election of the Participant, distribute all amounts credited to such Participant's Combined Account in accordance with
Article 8.

7.2        DETERMINATION OF BENEFITS UPON DEATH

           (a) Upon the death of a Participant before his Retirement Date or other termination of his employment, all amounts credited to such Participant's Combined Account shall become fully Vested. If elected, distribution of the Participant's Combined Account shall commence not later than one (1) year after the close of the Plan Year in which such Participant's death occurs. The Administrator shall direct the Trustee, in accordance with the provisions of Article 8, to distribute the value of the deceased Participant's accounts to the Participant's Beneficiary.

           (b) Upon the death of a Former Participant, the Administrator shall direct the Trustee, in accordance with the provisions of
                  Article 8, to distribute any remaining Vested amounts credited to the accounts of a deceased Former Participant to such Former Participant's Beneficiary.

           (c) Any security interest held by the Plan by reason of an outstanding loan to the Participant or Former Participant shall be taken into account in determining the amount of the death benefit.

           (d) The Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the value of the account of a deceased Participant or Former Participant as the Administrator may deem desirable. The Administrator's determination of death and of the right of any person to receive payment shall be conclusive.

           (e) The Beneficiary of the death benefit payable pursuant to this Section shall be the Participant's spouse. Except, however, the Participant may designate a Beneficiary other than his spouse if:

                  (1) the spouse has waived the right to be the Participant's Beneficiary, or

                  (2) the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order to such effect (and there is no "qualified domestic relations order" as defined in Code Section 414(p) which provides otherwise), or

                  (3)        the Participant has no spouse, or

                  (4)        the spouse cannot be located.

           In such event, the designation of a Beneficiary shall be made on a form satisfactory to the Administrator. A Participant may at any time revoke his designation of a Beneficiary or change his Beneficiary by filing written notice of such revocation or change with the Administrator. However, the Participant's spouse must again consent in writing to any change in Beneficiary unless the original consent acknowledged that the spouse had the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elected to relinquish such right. In the event no valid designation of Beneficiary exists at the time of the Participant's death, the death benefit shall be payable to his estate.

           (f) Any consent by the Participant's spouse to waive any rights to the death benefit must be in writing, must acknowledge the effect of such waiver, and be witnessed by a Plan representative or a notary public. Further, the spouse's consent must be irrevocable and must acknowledge the specific nonspouse Beneficiary.

7.3        DETERMINATION OF BENEFITS IN EVENT OF DISABILITY

In the event of a Participant's Total and Permanent Disability prior to his Retirement Date or other termination of his employment, all amounts credited to such Participant's Combined Account shall become fully Vested. In the event of a Participant's Total and Permanent Disability, the Trustee, in accordance with the provisions of Article 8, shall distribute to such Participant all amounts credited to such Participant's Combined Account as though he had retired. If such Participant elects, distribution shall commence not later than one (1) year after the close of the Plan Year in which Total and Permanent Disability occurs.

7.4        DETERMINATION OF BENEFITS UPON TERMINATION

           (a) If a Participant's employment with the Participating Employer is terminated for any reason other than death, Total and Permanent Disability or retirement, such Participant shall be entitled to such benefits as are provided hereinafter pursuant to this Section 7.4.

                  If a portion of a Participant's Account is forfeited, Company Stock allocated to the Participant's Company Stock Account must be forfeited only after the Participant's Other Investments Account has been depleted. If interest in more than one class of Company Stock has been allocated to a Participant's Account, the Participant must be treated as forfeiting the same proportion of each such class.

                  Distribution of the funds due to a Terminated Participant shall be made on the occurrence of an event which would result in the distribution had the Terminated Participant remained in the employ of the Participating Employer (upon the Participant's death, Total and Permanent Disability, Early or Normal Retirement). However, at the election of the Participant, the Administrator shall direct the Trustee to cause the entire Vested portion of the Terminated Participant's Combined Account to be payable to such Terminated Participant as soon as administratively feasible following termination of employment. Any distribution under this paragraph shall be made in a manner which is consistent with and satisfies the provisions of Article 8, including, but not limited to, all notice and consent requirements of Code
                  Section 411(a)(11) and the Regulations thereunder.

                  If the value of a Terminated Participant's Vested benefit derived from Participating Employer and Employee contributions does not exceed $5,000 for distributions occurring after December 31,1997, the Administrator shall direct the Trustee to cause the entire Vested benefit to be paid to such Participant in a single lump sum.

           (b) The Vested portion of any Participant's Account shall be a percentage of the total amount credited to his Participant's Account determined on the basis of the Participant's number of Years of Service according to the following schedule:

                             Vesting Schedule
                             Years of Service                     Percentage


                              less than 1                             0 %
                                        1                            20 %
                                        2                            40 %
                                        3                            60 %
                                        4                            80 %
                                5 or more                           100 %


           For Participants in the Pioneer American Bank, N.A., 401(k) Plan on December 31, 2000, the Vested portion of their account for subsequent Plan Years shall be determined according to the following schedule:

Less than 1       0%
1                 20%
2                 40%
3                100%

For Participants in the M. Griffith, Inc. Employee Savings Plan on December 31, 2000, the Vested portion of their account for subsequent Plan Years shall be determined according to the following schedule:

Less than 1       0%
1                 0%
2               100%

           (c) Notwithstanding the vesting schedule above, the Vested percentage of a Participant's Account shall not be less than the Vested percentage attained as of the later of the effective date or adoption date of this amendment and restatement.

           (d) The computation of a Participant's nonforfeitable percentage of his interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Plan.
                  For this purpose, the Plan shall be treated as having been amended if the Plan provides for an automatic change in vesting due to a change in top heavy status. In the event that the Plan is amended to change or modify any vesting schedule, a Participant with at least three Years of Service as of the expiration date of the election period may elect to have his nonforfeitable percentage computed under the Plan without regard to such amendment. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end sixty days after the latest of:

                  (1)        the adoption date of the amendment,

                  (2)        the effective date of the amendment, or

                  (3) the date the Participant receives written notice of the amendment from the Participating Employer or Administrator.

           (e)(1) If any Former Participant shall be reemployed by the Participating Employer before a 1-Year Break in Service occurs, he shall continue to participate in the Plan in the same manner as if such termination had not occurred.

                (2) If  any  Former  Participant  shall  be  reemployed  by  the
                  Participating Employer before five consecutive 1-Year Breaks in Service, and such Former Participant had received a distribution of his entire Vested interest prior to his reemployment, his forfeited account shall be reinstated only if he repays the full amount distributed to him before the earlier of five years after the first date on which the

                  Participant is subsequently reemployed by the Participating Employer or the close of the first period of five (5)
                  consecutive 1-Year Breaks in Service commencing after the distribution. In the event the Former Participant does repay the full amount distributed to him, the undistributed portion of the Participant's Account must be restored in full, unadjusted by any gains or losses occurring subsequent to the Valuation Date coinciding with or preceding his termination. The source for such reinstatement shall first be any Forfeitures occurring during the year. If such source is insufficient, then the Participating Employer shall contribute an amount which is sufficient to restore any such forfeited Accounts provided, however, that if a discretionary contribution is made for such year pursuant to Section 4.1(c), such contribution shall first be applied to restore any such Accounts and the remainder shall be allocated in accordance with Section 4.4.

                (3)If any Former  Participant is reemployed after a 1-Year Break in Service has occurred, Years of Service shall include Years of Service prior to his 1-Year Break in Service subject to the following rules:

                             (i) If a Former Participant has a 1-Year Break in Service, his pre-break and post-break service shall be used for computing Years of Service for eligibility and for vesting purposes only after he has been employed for one Year of Service following the date of his reemployment with the Participating Employer;

                             (ii) Any Former Participant who under the Plan does not have a nonforfeitable right to any interest in the Plan resulting from Participating Employer contributions shall lose credits otherwise allowable under (i) above if his consecutive 1-Year Breaks in Service equal or exceed the greater of (A) five or (B) the aggregate number of his pre-break Years of Service;

                             (iii) After five consecutive 1-Year Breaks in Service, a Former Participant's Vested Account balance attributable to pre-break service shall not be increased as a result of post-break service;

                             (iv) If a Former Participant who has not had his Years of Service before a 1-Year Break in Service disregarded pursuant to (ii) above completes a Year of Service for eligibility purposes following his reemployment with the Participating Employer, he shall participate in the Plan retroactively from his date of reemployment;

                             (v) If a Former Participant who has not had his Years of Service before a 1-Year Break in Service disregarded pursuant to (ii) above completes a Year of Service (a 1-Year Break in Service previously occurred, but employment had not terminated), he shall participate in the Plan retroactively from the first day on which he is credited with an Hour of Service after the first eligibility computation period in which he incurs a 1-Year Break in Service.

                                  ARTICLE VIII
                       PAYMENT OR DISTRIBUTION OF BENEFIT

8.1      TIME FOR DISTRIBUTION OF BENEFITS

Distribution of benefits under the Plan shall be made or commence not later than the sixtieth day following the close of the Plan Year in which a Participant's Retirement occurs, subject, however, to Sections 8.3, 9.1, 9.2 and 9.3.

Subject to Sections 8.3 and 8.4, distribution of severance benefits under the Plan shall be made as promptly as practicable upon the request of a Former Participant who has terminated employment with a Participating Employer (or of the Beneficiary of a deceased Former Participant). If the value of a Former Participant's Combined Account does not exceed $5,000 for distributions occurring after December 31, 1997, the combined Account shall be distributed to him as promptly as practicable following the close of the Plan Year in which he first incurs a One-Year Break in Service. If the value of a Participant's or Former Participant's Combined Account exceeds $5,000 for distributions occurring after December 31, 1997, distribution of the combined Account shall not be made or commence without the consent of the Participant or Former Participant (and his spouse, if he is married) before the earlier of (a) the Participant's or Former Participant's sixty-fifth birthday or (b) the Participant's or Former Participant's death. Subject to 8.3 distribution of a Participant's or Former Participant's combined Account shall commence no later than the sixtieth day following the close of the Plan Year described in the preceding sentence.

A distribution to which Sections 401(a)(11) and 417 of the Code do not apply may commence less than thirty days after the notice required under Income Tax Regulations Section 1.411(a)-11(c) is given, provided that the Administrator informs the distributee that he has a right to a period of at least thirty days after receiving the notice to consider whether or not to elect a distribution and if so, what form of distribution, and the Participant, Former Participant or Beneficiary thereafter affirmatively elects a distribution.

8.2      MANNER OF DISTRIBUTION

Effective May 1, 2001 distributions to a Participant, Former Participant or Beneficiary shall be distributed in one lump sum payment, subject to the provisions of Section 13.17.

Effective  for  distributions  occurring  prior to May 1,  2001 and  subject  to
Section 8.3, Section 8.4, Section 9.1, Section 9.2 and Section 9.3, retirement and severance benefits determined under Article 7 shall be distributed in cash or kind, in one or any combination of the following manners selected by the Participant (which term shall, for purposes of this Section 8.2, include a Former Participant):

         (a) In a lump sum distribution or in one or more partial distributions in such amount as the Participant may from time to time elect;

         (b) In substantially equal installments over a period certain not to exceed the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and his Designated Beneficiary;

         (c) By purchase from an insurance company and distribution to the Participant of a nontransferable fixed or variable annuity contract, other than a life annuity contract, providing for payments over a period certain not to exceed the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and his Designated Beneficiary; or

         (d) By purchase from an insurance company and distribution to the Participant of a nontransferable life annuity contract providing for payments over a period not to exceed the life of the Participant (with or without a joint and survivor 50, 75 or 100 percent or period certain or guaranteed refund feature).

         If distribution is made under Paragraph (b), (c) or (d) above, unless distribution is made in the form of a Qualified Joint and Survivor Annuity, the distribution must be made in a manner that satisfies the requirements of Section 8.3

         Subject to Section 8.4, in the event of the death of a Participant who had begun to receive a distribution of benefits in installments or as an annuity under the foregoing provisions of this Section 8.2, distribution of installments shall continue after his death to his Beneficiary, over a period no longer than that contemplated at the commencement of distribution to the deceased Participant. In the event of the death of a Participant who had not received any distribution of benefits, distribution to his Beneficiary of benefits determined under Article 7 shall be made or commence promptly after his death, and in no event later than the sixtieth day following the close of the Plan Year in which his death occurred; provided, however, that the Beneficiary may elect to postpone the commencement of benefit distributions until any date which meets the requirements stated in the following paragraphs:

         (e) If the spouse of the deceased Participant is his Designated Beneficiary for any portion of his Account, payment of such portion must commence no later than the later of (i) December 31 of the calendar year immediately following the calendar year in which the Participant died, and (ii) December 31 of the calendar year in which the deceased Participant would have attained age seventy and one-half.

         (f) If any portion of the deceased Participant's Account is payable to a Designated Beneficiary other than his spouse, payment of such portion must commence on or before December 31 of the calendar year immediately following the calendar year in which he died.

         (g)      Prior to May 1, 2001,  Distributions  under Paragraphs (e) and
                  (f) may be made (i) in a lump sum, (ii) in a series of substantially equal annual (or more frequent) installments over a period not exceeding the Designated Beneficiary's life expectancy; or (iii) an annuity. Distribution occurring on or after May 1, 2001 will be made in a lump sum.

         (h)      In any case other than those  described in Paragraphs  (e) and
                  (f), the entire Account of the deceased Participant must be distributed by December 31 of the calendar year including the fifth anniversary of the Participant's date of death, in a lump sum or in such installments as the Beneficiary elects.

         (i) If the Designated Beneficiary of a deceased Participant who had not received any distribution of benefits from the Plan at the time of his death is his surviving spouse, and his surviving spouse dies before payment of benefits from the Plan commences, then the rule stated in Paragraph (h) shall apply as though the surviving spouse were the Participant.

         Life expectancy and joint and last survivor expectancy shall be computed by use of the expected return multiples in Tables V and VI of Income Tax Regulations Section 1.72-9. The life expectancy or expectancies of a Participant and his spouse shall be redetermined every year, unless the Participant has elected in writing on or before his required beginning date specified in Section 11.3 that one or both of such expectancies not be recalculated. The life expectancy of a Designated Beneficiary who is not the Participant's spouse shall not be recalculated.

         For purposes of this Section 8.2, distribution of a Participant's benefit is considered to begin on the Participant's required beginning date (or, if applicable, the date distribution is required to begin to the surviving spouse pursuant to Paragraph (e)). Any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

8.3      DEFERRED DISTRIBUTION; ALTERNATIVE METHODS OF DISTRIBUTION

Notwithstanding Section 8.1, a Participant (which term shall, for purposes of this Section 8.3, include a Former Participant) may elect to postpone the commencement of benefit distributions until any date which meets the requirements stated in this Section 8.3. (The failure of a Participant to make a written request for distribution of his benefit (with the written consent of his spouse, if he is married) shall be deemed to be an election to postpone benefit distributions under this Section 8.3). Distributions must in all events satisfy the minimum distribution requirements in Section 401(a)(9) of the Code and any proposed, temporary or final regulation promulgated thereunder.

         The entire interest of a Participant or Former Participant, must be distributed, or begin to be distributed, no later than the Participant's required beginning date, determined as follows:

         (a) GENERAL RULE. The required beginning date of a Participant is the first day of April of the calendar year following the later of the calendar year in which the Participant attains age seventy and one-half or the calendar year in which the Participant's Retirement occurs.

         (b) FORMER PARTICIPANTS AND FIVE PERCENT OWNERS. The required beginning date of a Former Participant, or a Participant who is a five percent owner (all such categories of persons being referred to in this Section 8.3(b) as "Participants") is the first day of April following the calendar year in which the Participant attains age seventy and one-half.

         (c) RULES FOR FIVE PERCENT OWNERS. A Participant is treated as a five percent owner for purposes of this Section 8.3 if he is a "5-percent owner" as defined in Section 416(i) of the Code at any time during the Plan Year ending with or within the calendar year in which he attains age sixty-six and one-half, or any subsequent Plan Year. Once distributions have begun to a five percent owner under this Section 8.3, they must continue, even if the Participant thereafter ceases to be a five percent owner.

         Commencing with the calendar year immediately preceding a Participant's or Former Participant's required beginning date, the minimum amount required to be distributed with respect to each calendar year is the Participant's or Former Participant's applicable Account balance divided by the life expectancy or joint life and last survivor expectancy that measures the period certain of the distribution. The applicable Account balance is the credit balance of the Participant's or Former Participant's Account as of the last day of the calendar year immediately preceding the calendar year for which the minimum distribution amount is determined; provided, however, that any distribution made on or before the Participant's or Former Participant's required beginning date, with respect to the first calendar year in which minimum distributions are required, shall be treated for this purpose as if it had been made in the calendar year immediately preceding the Participant's or Former Participant's required beginning date. A Participant's or Former Participant's first minimum required distribution must be made on or before the Participant's or Former Participant's required beginning date. The minimum required distribution for each subsequent calendar year, including the minimum distribution for the calendar year in which the Participant's or Former Participant's required beginning date occurs, must be made on or before December 31 of the calendar year with respect to which it is made. Notwithstanding the foregoing provisions of this paragraph, if the Participant's or Former Participant's interest is to be paid in the form of an annuity, payments under the annuity shall satisfy the requirements of Section 401(a)(9) of the Code and Income Tax Regulations Sections 1.401(a)(9)-1 and 1.401(a)(9)-2 and any additional benefits accruing to the Participant after his required beginning date shall be distributed as a separate and identifiable component of the annuity, beginning with the first payment interval ending in the calendar year immediately following the calendar year in which the additional benefits accrue.

         For purposes of this Section 8.3, life expectancy and joint and last survivor expectancy shall be computed by use of the expected return multiples in Tables V and VI of Income Tax Regulations Section 1.72-9. The life expectancy or expectancies of a Participant or Former Participant and his spouse shall be redetermined every year, unless the Participant or Former Participant explicitly elects otherwise in writing not later than his required beginning date.

         Distributions made to satisfy the requirements of this Section 8.3 shall be made from all Accounts on a pro-rata basis.

8.4      DISTRIBUTIONS TO MARRIED PARTICIPANTS

         Notwithstanding the foregoing provisions of this Article 8, unless a married Participant elects otherwise in accordance with this Section 8.4, distribution of his Account commencing during his lifetime shall be made in the form of a fifty percent Qualified Joint and Survivor Annuity for him and his spouse, and distribution of his Account commencing after his death shall be made in the form of a Survivor Annuity for his spouse.

         A  married  Participant  may  elect,  within  the  periods  hereinafter described, not to have distribution of his Account made as described in the preceding paragraph. The election period with respect to the Qualified Joint and Survivor Annuity shall be the ninety days ending on the Annuity Starting Date, and the election period with respect to the Survivor Annuity shall be the period commencing on the first day of his participation in the Plan and ending at his death; provided, however, that when a Participant's employment with the Affiliated Companies terminates, the election period for the Qualified Joint and Survivor Annuity shall commence on the date of such termination. The election shall be made in writing in a form acceptable to the Administrator and shall not take effect unless either (a) the Participant's spouse consents in writing to the election, and the spouse's consent acknowledges the effect of the election and is witnessed by a notary public or a representative of the Plan, or (b) it is established to the satisfaction of the Administrator that the Participant has no spouse, or that the spouse's consent cannot be obtained because the spouse cannot be located, or because of such other circumstances as may be prescribed in regulations pursuant to Section 417 of the Code. An election shall not be effective unless it designates (i) a specific Beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (unless the spouse's consent expressly permits designations by the Participant without any further spousal consent), and (ii) a form of benefit payment which may not be changed without spousal consent (unless the spouse's consent expressly permits designations by the Participant without any further spousal consent). Any election may be revoked at any time during the period in which such an election may be made; such revocation shall be made in writing by the Participant or Former Participant in a form acceptable to the Administrator. No election or revocation shall be effective until its delivery to the Administrator.

         The Administrator shall furnish to each Participant or Former Participant, within a reasonable time before the commencement of the applicable election periods described in the preceding paragraph (or, if later, the date on which this Section 8.4 becomes applicable to him), a written explanation of: the terms and conditions of the Qualified Joint and Survivor Annuity and the Survivor Annuity; the Participant's right to make, and the effect of, an election to waive either or both of the Qualified Joint and Survivor Annuity and the Survivor Annuity, and to revoke such an election; and the right of the


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

Participant's spouse to prevent such an election by withholding the necessary consent.

         Notwithstanding the foregoing, in the case of a married Participant whose Account balance at the time of distribution is not more than $5,000 for distributions occurring after December 31, 1997, or any case in which the Participant (if living) and his spouse, if any, consent thereto in writing, distribution shall be made in a lump sum in accordance with Section 8.2.

8.5      TRANSITIONAL RULE

Notwithstanding the other requirements of this Article 8, if a written designation of a method of distribution of his benefits, whether relating to benefits under Article 8 or Article 9, was executed by a Participant or Former Participant prior to January 1, 1984 and such designated method of distribution was permissible under the provisions of the Code in effect prior to January 1, 1984, such Participant's benefits shall be distributed in the manner and to the person or persons so specified, provided that the Participant may cause any payment or payments under such method to be accelerated and distributed.

8.6      NOTICE OF DEATH, RETIREMENT OR TERMIATION OF SERVICES

As soon as possible after the death, Retirement or other termination of service of a Participant or Former Participant, the Administrator shall deliver to the Trustee a notice specifying the name and address of the Participant or Former Participant (including, if applicable, any designated or contingent Beneficiary) who is entitled to receive benefits under the Plan, the manner in which such benefits are to be received and the medium of payment.

8.7      PAYMENT IN A LUMP SUM

If a Participant, Former Participant or Beneficiary elects to receive benefits in the form of a lump sum distribution, the Administrator shall notify the Trustee to make such distribution in accordance with the Administrator's notice.

8.8      PAYMENT IN INSTALLMENTS

If a part or all of the benefits of a Participant, Former Participant or Beneficiary are to be deferred and distributed in installments over a period certain, the Administrator shall direct the Trustee to make annual (or more frequent) distributions in accordance with the Administrator's notice.

8.9      DISTRIBUTION OF ANNUITY CONTRACTS

If a part or all of the benefits of a Participant, Former Participant or Beneficiary are to be distributed in the form of an annuity contract, the Administrator shall notify the Trustee to purchase from an insurance company and distribute an annuity contract containing such terms and conditions as the Administrator shall specify in its notice.



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

8.10     DISTRIBUTION TO QUALIFIED RETIREMENT PLAN

Any other provision hereof to the contrary notwithstanding, the Administrator may, but shall not be required to, direct that any portion or all of the Account otherwise distributable to such Participant be transferred directly to the trustee or other fiduciary of a Tax-Qualified Retirement Plan of a successor employer of the Participant. If a distribution shall be made in accordance with this Section 8.10, the Administrator shall notify the Trustee to make such distribution in accordance with the Administrator's notice.

8.11     CESSATION OF INTEREST

Upon the delivery to a Participant, Former Participant or Beneficiary of a lump sum distribution or an annuity contract or the sum of all installments or the transfer of his entire Account to the trustee or other fiduciary of a Tax-Qualified Retirement Plan, as directed by the Administrator in its notice, the interest of such Participant, Former Participant or Beneficiary in the Plan and Trust shall thereupon cease.

8.12     MISSING PERSONS

If a person entitled to benefits under the Plan cannot be located after diligent search by the Administrator or the Trustee and the whereabouts of such person continues to be unknown for a period of three years, the Administrator or Trustee may determine that such person has died whereupon such benefits shall be distributed to the Beneficiary or Beneficiaries determined in accordance with
Article 7 or if no such Beneficiary or Beneficiaries can be determined or located after reasonable efforts, the Administrator may determine that such benefits are forfeited and the amount thereof shall be allocated as provided in
Section 4.1; provided, however, that such benefits shall be restored to the Former Participant or Beneficiary upon the filing of a claim within the time prescribed by applicable law or regulations.

8.13     MAILING OF BENEFITS

Whenever the Trustee is directed to make payment or delivery of benefits in accordance with a notice of the Administrator, mailing a check in the required amount to the person or persons entitled thereto at the address designated in such notice shall be adequate delivery by the Trustee for all purposes.

8.14     MINORS AND INCOMPETENTS

In the event that any benefit hereunder becomes payable to a minor or to a person under legal disability or to a person not judicially declared incompetent but who, by reason of illness or mental or physical disability, is, in the opinion of the Administrator, unable properly to administer such benefit, then the same shall be paid out in such of the following ways as the Administrator deems best, and the Trustee, the Administrator and the Firm shall not incur any liability therefore: (a) directly to such person; (b) to the legally appointed guardian or conservator of such person; or (c) to some relative or friend for the care and support of such person.


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

8.15     HOW PLAN BENEFIT WILL BE DISTRIBUTED

           (a) Distribution of a Participant's benefit may be made in cash or Company Stock or both, provided, however, that if a Participant or Beneficiary so demands, such benefit (other than Company Stock reinvested pursuant to Section 4.12(c)) shall be distributed only in the form of Company Stock. Prior to making a distribution of benefits, the Administrator shall advise the Participant or his Beneficiary, in writing, of the right to demand that benefits be distributed solely in Company Stock.

           (b) If a Participant or Beneficiary demands that benefits be distributed solely in Company Stock, distribution of a Participant's benefit will be made entirely in whole shares or other units of Company Stock. Any balance in a Participant's Other Investments Account will be applied to acquire for distribution the maximum number of whole shares or other units of Company Stock at the then fair market value. Any fractional unit value unexpended will be distributed in cash. If Company Stock is not available for purchase by the Trustee, then the Trustee shall hold such balance until Company Stock is acquired and then make such distribution, subject to Sections
                  8.1 and 8.3.

           (c) The Trustee will make distribution from the Trust only on instructions from the Administrator.

           (d) Notwithstanding anything contained herein to the contrary, if the Employer charter or by-laws restrict ownership of substantially all shares of Company Stock to Employees and the Trust Fund, as described in Code Section 409(h)(2), the Administrator shall distribute a Participant's Combined Account entirely in cash without granting the Participant the right to demand distribution in shares of Company Stock.

           (e) Except as otherwise provided herein, Company Stock distributed by the Trustee may be restricted as to sale or transfer by the by-laws or articles of incorporation of the Employer, provided restrictions are applicable to all Company Stock of the same class. If a Participant is required to offer the sale of his Company Stock to the Employer before offering to sell his Company Stock to a third party, in no event may the Employer pay a price less than that offered to the distributee by another potential buyer making a bona fide offer and in no event shall the Trustee pay a price less than the fair market value of the Company Stock.


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

 8.16      RIGHT OF FIRST REFUSALS

           (a) If any Participant, his Beneficiary or any other person to whom shares of Company Stock are distributed from the Plan (the "Selling Participant") shall, at any time, desire to sell some or all of such shares (the "Offered
                  Shares") to a third party (the "Third Party"), the Selling Participant shall give written notice of such desire to the Employer and the Administrator, which notice shall contain the number of shares offered for sale, the proposed terms of the sale and the names and addresses of both the Selling Participant and Third Party. Both the Trust Fund and the Employer shall each have the right of first refusal for a period of fourteen days from the date the Selling Participant gives such written notice to the Employer and the Administrator (such fourteen day period to run concurrently against the Trust Fund and the Employer) to acquire the Offered Shares. As between the Trust Fund and the Employer, the Trust Fund shall have priority to acquire the shares pursuant to the right of first refusal. The selling price and terms shall be the same as offered by the Third Party.

           (b) If the Trust Fund and the Employer do not exercise their right of first refusal within the required fourteen day period provided above, the Selling Participant shall have the right, at any time following the expiration of such fourteen day period, to dispose of the Offered Shares to the Third Party; provided, however, that (i) no disposition shall be made to the Third Party on terms more favorable to the Third Party than those set forth in the written notice delivered by the Selling Participant above, and (ii) if such disposition shall not be made to a third party on the terms offered to the Employer and the Trust Fund, the offered Shares shall again be subject to the right of first refusal set forth above.

           (c) The closing pursuant to the exercise of the right of first refusal under Section 8.16(a) above shall take place at such place agreed upon between the Administrator and the Selling Participant, but not later than ten days after the Employer or the Trust Fund shall have notified the Selling Participant of the exercise of the right of first refusal. At such closing, the Selling Participant shall deliver certificates representing the Offered Shares duly endorsed in blank for transfer, or with stock powers attached duly executed in blank with all required transfer tax stamps attached or provided for, and the Employer or the Trust Fund shall deliver the purchase price, or an appropriate portion thereof, to the Selling Participant.

8.17       STOCK CERTIFICATE LEGEND

Certificates for shares distributed pursuant to the Plan shall contain the following legend:


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

"The shares represented by this certificate are transferable only upon compliance with the terms of NBT Bancorp, Inc. 401(k) and Employee Stock Ownership Plan effective as of January 1, 2001, which grants to NBT Bancorp, Inc. and the trust for the Plan a right of first refusal, a copy of said Plan being on file in the office of NBT Bancorp, Inc."

 8.18      PUT OPTION

           (a) If Company Stock is distributed to a Participant and such Company Stock is not readily tradeable on an established securities market, a Participant has a right to require the Employer to repurchase the Company Stock distributed to such Participant under a fair valuation formula. Such Stock shall be subject to the provisions of Section 8.18(b).

           (b) The put option must be exercisable only by a Participant, by the Participant's donees, or by a person (including an estate or its distributee) to whom the Company Stock passes by reason of a Participant's death. (Under this paragraph Participant or Former Participant means a Participant or Former Participant and the beneficiaries of the Participant or Former Participant under the Plan.) The put option must permit a Participant to put the Company Stock to the Employer. Under no circumstances may the put option bind the Plan. However, it shall grant the Plan an option to assume the rights and obligations of the Employer at the time that the put option is exercised. If it is known at the time a loan is made that Federal or State law will be violated by the Employer honoring such put option, the put option must permit the Company Stock to be put, in a manner consistent with such law, to a third party (e.g., an affiliate of the Employer or a shareholder other than the
                  Plan) that has substantial net worth at the time the loan is made and whose net worth is reasonably expected to remain substantial.

                  The put option shall commence as of the day following the date the Company Stock is distributed to the Former Participant and end 60 days thereafter and if not exercised within such 60-day period, an additional 60-day option shall commence on the first day of the fifth month of the Plan Year next following the date the stock was distributed to the Former Participant (or such other 60-day period as provided in Regulations). However, in the case of Company Stock that is publicly traded without restrictions when distributed but ceases to be so traded within either of the 60-day periods described herein after distribution, the Employer must notify each holder of such Company Stock in writing on or before the tenth day after the date the Company Stock ceases to be so traded that for the remainder of the applicable 60-day period the Company Stock is subject to the put option. The number of days between the tenth day and the date on which notice is actually given, if later than the tenth day, must be added to the duration of the put option. The notice must inform distributes of the term of the put options that they are to hold. The terms must satisfy the requirements of this paragraph.


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

                  The put option is exercised by the holder notifying the Employer in writing that the put option is being exercised; the notice shall state the name and address of the holder and the number of shares to be sold. The period during which a put option is exercisable does not include any time when a distributee is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable Federal or State law. The price at which a put option must be exercisable is the value of the Company Stock determined in accordance with Section 6.2. Payment under the put option involving a "Total Distribution" shall be paid in substantially equal monthly, quarterly, semiannual or annual installments over a period certain beginning not later than thirty days after the exercise of the put option and not extending beyond years. The deferral of payment is reasonable if adequate security and a reasonable interest rate on the unpaid amounts are provided. The amount to be paid under the put option involving installment distributions must be paid not later than thirty days after the exercise of the put option. Payment under a put option must not be restricted by the provisions of a loan or any other arrangement, including the terms of the Employer articles of incorporation, unless so required by applicable state law.

                  For purposes of this Section, "Total Distribution" means a distribution to a Participant or his Beneficiary within one taxable year of the entire Vested Participant's Combined Account.

           (a) An arrangement involving the Plan that creates a put option must not provide for the issuance of put options other than as provided under this Section. The Plan (and the Trust Fund) must not otherwise obligate itself to acquire Company Stock from a particular holder thereof at an indefinite time determined upon the happening of an event such as the death of the holder.

8.19       QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION

All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any alternate payee under a "Qualified Domestic Relations Order." Furthermore, a distribution to an alternate payee shall be permitted if such distribution is authorized by a QDRO, notwithstanding that the QDRO provides for payments to an alternate payee before the Participant reaches the "earliest retirement age" within the meaning of
Section 414(p)(4)(B) of the Code, and before any distribution other than a hardship distribution may be made to the Participant pursuant to the Plan.


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                                    ARTICLE 9
                     WITHDRAWALS AND TRANSFERS FROM ACCOUNTS

9.1        ADVANCE DISTRIBUTION FOR HARDSHIP

           (a) The Administrator, at the election of the Participant, shall direct the Trustee to distribute to any Participant from the Participant's Account in an amount not in excess of the amount required to meet the immediate financial need created by the hardship. The Participant's Account shall be reduced by the amount of such hardship distribution accordingly. A distribution will be considered to be made on account of an immediate and heavy financial need for purposes of this
                  Section 9.1 if it is made on account of:

                  (1) Expenses for medical care described in Code Section 213(d) previously incurred by the Participant, his spouse, or any of his dependents (as defined in Code Section 152) or necessary for these persons to obtain medical care;

                  (2) The costs directly related to the purchase of a dwelling unit to be used as a principal residence for the Participant (excluding mortgage payments);

                  (3) Payment of tuition, related educational fees, and room and board expenses for the next twelve months of post-secondary education for the Participant, his spouse, children, or dependents; or

                  (4) Payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

           (b) No distribution shall be made pursuant to this Section unless the Administrator, based upon the Participant's representation and such other facts as are known to the Administrator, determines that all of the following conditions are satisfied:

                  (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant. The amount of the immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution;

                  (2) The Plan, and all other plans maintained by the Participating Employer, provide that the Participant's elective deferrals and voluntary Employee contributions will be suspended for at least twelve months after receipt of the hardship distribution or, the Participant, pursuant to a legally enforceable agreement, will suspend his


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

                             elective deferrals and voluntary Employee contributions to the Plan and all other plans maintained by the Participating Employer for at least twelve months after receipt of the hardship distribution; and

                  (3) The Plan, and all other plans maintained by the Participating Employer, provide that the Participant may not make elective deferrals for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such next taxable year less the amount of such Participant's elective deferrals for the taxable year of the hardship distribution.

           (c) Notwithstanding the above, distributions from the Participant's Elective Account pursuant to this Section shall be limited, as of the date of distribution, to the Participant's Elective Account as of the end of the last Plan Year ending before July 1, 1989, plus the total Participant's Deferred Compensation after such date, reduced by the amount of any previous distributions pursuant to this Section.

           (d) Any distribution made pursuant to this Section shall be made in a manner which is consistent with and satisfies the provisions of Article 8, including, but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Regulations thereunder.

9.2      WITHDRAWALS FROM ROLLOVER CONTRIBUTION ACCOUNT

The Administrator, at the election of the Participant, shall direct the Trustee to distribute all or a portion of the amount credited to the Participant's Rollover Account. Any distributions of amounts held in a Participant's Rollover Account shall be made in a manner which is consistent with and satisfies the provisions of Article 8, including, but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Regulations thereunder. Furthermore, such amounts shall be considered as part of a Participant's benefit in determining whether an involuntary cash-out of benefits without Participant consent may be made.

9.3 WITHDRAWALS FROM EMPLOYER CONTRIBUTION ACCOUNTS AFTER AGE FIFTY-NINE AND ONE-HALF

Notwithstanding Section 8.1, but subject to reasonable and nondiscriminatory rules as the Administrator may establish from time to time to facilitate administration of the Plan, a Participant or Former Participant who has attained age fifty-nine and one-half may, by giving notice to the Administrator of his intention to withdraw, at any time and from time to time, withdraw from his Elective Contribution Account and Non-Elective Contribution Account an amount not in excess of the Vested balance of such accounts as of the Valuation Date preceding such withdrawal (adjusted as necessary to reflect contributions allocated and distributions made since the Valuation Date). The Administrator shall direct the Trustee to make the distribution requested by the Participant or Former Participant as promptly as practicable.

                                    ARTICLE X
                                     TRUSTEE

 10.1      BASIC RESPONSIBILITIES OF THE TRUSTEE

           (a) The Trustee shall have the following categories of responsibilities:

                  (1) Consistent with the "funding policy and method" determined by the Participating Employer, to invest, manage, and control the Plan assets subject, however, to the direction of a Participant with respect to his Participant Directed Accounts, the Participating Employer or an Investment Manager appointed by the Participating Employer or any agent of the Participating Employer;

                  (2) At the direction of the Administrator, to pay benefits required under the Plan to be paid to Participants, or, in the event of their death, to their Beneficiaries; and

                  (3) To maintain records of receipts and disbursements and furnish to the Participating Employer and/or Administrator for each Plan Year a written annual report per Section 8.8.

           (b) In the event that the Trustee shall be directed by a Participant (pursuant to the Participant Direction Procedures), or the Participating Employer, or an Investment Manager or other agent appointed by the Participating Employer with respect to the investment of any or all Plan assets, the Trustee shall have no liability with respect to the investment of such assets, but shall be responsible only to execute such investment instructions as so directed.

                  (1) The Trustee shall be entitled to rely fully on the written instructions of a Participant (pursuant to the Participant Direction Procedures), or the Participating Employer, or any Fiduciary or nonfiduciary agent of the Participating Employer, in the discharge of such duties, and shall not be liable for any loss or other liability, resulting from such direction (or lack of direction) of the investment of any part of the Plan assets.

                  (2) The Trustee may delegate the duty to execute such instructions to any nonfiduciary agent, which may be an affiliate of the Trustee or any Plan representative.

                  (3) The Trustee may refuse to comply with any direction from the Participant in the event the Trustee, in its sole and absolute discretion, deems such directions improper by virtue of applicable law. The Trustee shall not be responsible or liable for any loss or expense which may result from the Trustee's refusal or failure to comply with any directions from the Participant.

                  (4) Any costs and expenses related to compliance with the Participant's directions shall be borne by the Participant's Directed Account, unless paid by the Participating Employer.

           (c) If there shall be more than one Trustee, they shall act by a majority of their number, but may authorize one or more of them to sign papers on their behalf.

10.2       INVESTMENT POWERS AND DUTIES OF THE TRUSTEE

           (a) The Trustee shall invest and reinvest the Trust Fund to keep the Trust Fund invested without distinction between principal and income and in such securities or property, real or personal, wherever situated, as the Trustee shall deem advisable, including, but not limited to, stocks, common or preferred, bonds and other evidences of indebtedness or ownership, and real estate or any interest therein. The Trustee shall at all times in making investments of the Trust Fund consider, among other factors, the short and long-term financial needs of the Plan on the basis of information furnished by the Employer. In making such investments, the Trustee shall not be restricted to securities or other property of the character expressly authorized by the applicable law for trust investments; however, the Trustee shall give due regard to any limitations imposed by the Code or the Act so that at all times the Plan may qualify as an Employee Stock Ownership Plan and Trust.

           (b) The Trustee may employ a bank or trust company pursuant to the terms of its usual and customary bank agency agreement, under which the duties of such bank or trust company shall be of a custodial, clerical and record-keeping nature.

           (c) The Trustee may from time to time transfer to a common, collective, pooled trust fund or money market fund maintained by any corporate Trustee or affiliate thereof hereunder, all or such part of the Trust Fund as the Trustee may deem advisable, and such part or all of the Trust Fund so transferred shall be subject to all the terms and provisions of the common, collective, pooled trust fund or money market fund which contemplate the commingling for investment purposes of such trust assets with trust assets of other trusts. The Trustee may, from time to time, withdraw from such common, collective, pooled trust fund or money market fund all or such part of the Trust Fund as the Trustee may deem advisable.

           (d) In the event the Trustee invests any part of the Trust Fund, pursuant to the directions of the Administrator, in any shares of stock issued by the Employer, and the Administrator thereafter directs the Trustee to dispose of such investment, or any part thereof, under circumstances which, in the opinion of counsel for the Trustee, require registration of the securities under the Securities Act of 1933 and/or qualification of the securities under the Blue Sky laws of any state or states, then the Employer at its own expense, will take or cause to be taken any and all such action as may be necessary or appropriate to effect such registration and/or qualification.

10.3       OTHER POWERS OF THE TRUSTEE

The Trustee, in addition to all powers and authorities under common law, statutory authority, including the Act, and other provisions of the Plan, shall have the following powers and authorities, to be exercised in the Trustee's sole discretion:

           (a) To purchase, or subscribe for, any securities or other property and to retain the same. In conjunction with the purchase of securities, margin accounts may be opened and maintained;

           (b) To sell, exchange, convey, transfer, grant options to purchase, or otherwise dispose of any securities or other property held by the Trustee, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition, with or without advertisement;

           (c) To vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property. However, the Trustee shall not vote proxies relating to securities for which it has not been assigned full investment management responsibilities. In those cases where another party has such investment authority or discretion, the Trustee will deliver all proxies to said party who will then have full responsibility for voting those proxies;

           (d) To cause any securities or other property to be registered in the Trustee's own name or in the name of one or more of the Trustee's nominees, and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

           (e) To borrow or raise money for the purposes of the Plan in such amount, and upon such terms and conditions, as the Trustee shall deem advisable; and for any sum so borrowed, to issue a promissory note as Trustee, and to secure the repayment thereof by pledging all, or any part, of the Trust Fund; and no person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency, or propriety of any borrowing;

           (f) To keep such portion of the Trust Fund in cash or cash balances as the Trustee may, from time to time, deem to be in the best interests of the Plan, without liability for interest thereon;

           (g) To accept and retain for such time as the Trustee may deem advisable any securities or other property received or acquired as Trustee hereunder, whether or not such securities or other property would normally be purchased as investments hereunder;

           (h) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

           (i) To settle, compromise, or submit to arbitration any claims, debts, or damages due or owing to or from the Plan, to commence or defend suits or legal or administrative proceedings, and to represent the Plan in all suits and legal and administrative proceedings;

           (j)    To  employ  suitable  agents  and  counsel  and to  pay  their reasonable expenses and compensation, and such agent or counsel may or may not be agent or counsel for the Participating Employer;

           (k) To invest funds of the Trust in time deposits or savings accounts bearing a reasonable rate of interest;

           (l) To invest in Treasury Bills and other forms of United States government obligations;

           (m) To invest in shares of investment companies registered under the Investment Company Act of 1940;

           (n) To deposit monies in federally insured savings accounts or certificates of deposit in banks or savings and loan associations;

           (o)    To vote Company Stock as provided in Section 8.5;

           (p) To consent to or otherwise participate in reorganizations, recapitalizations, consolidations, mergers and similar transactions with respect to Company Stock or any other securities and to pay any assessments or charges in connection therewith;

           (q) To deposit such Company Stock (but only if such deposit does not violate the provisions of Section 8.5 hereof) or other securities in any voting trust, or with any protective or like committee, or with a trustee or with depositories designated thereby;

           (r) To sell or exercise any options, subscription rights and conversion privileges and to make any payments incidental thereto;

           (s) To exercise any of the powers of an owner, with respect to such Company Stock and other securities or other property comprising the Trust Fund. The Administrator, with the Trustee's approval, may authorize the Trustee to act on any administrative matter or class of matters with respect to which direction or instruction to the Trustee by the Administrator is called for hereunder without specific direction or other instruction from the Administrator;

           (t) To sell, purchase and acquire put or call options if the options are traded on and purchased through a national securities exchange registered under the Securities Exchange Act of 1934, as amended, or, if the options are not traded on a national securities exchange, are guaranteed by a member firm of the New York Stock Exchange;

           (u) To appoint a nonfiduciary agent or agents to assist the Trustee in carrying out any investment instructions of Participants and of any Investment Manager or Fiduciary, and to compensate such agent(s) from the assets of the Plan, to the extent not paid by the Participating Employer;

           (v) To do all such acts and exercise all such rights and privileges, although not specifically mentioned herein, as the Trustee may deem necessary to carry out the purposes of the Plan.

10.4       LOANS TO PARTICIPANTS

           (a) The Trustee may, in the Trustee's discretion, make loans to Participants and Beneficiaries under the following circumstances: (1) loans shall be made available to all Participants and Beneficiaries on a reasonably equivalent basis; (2) loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants and Beneficiaries; (3) loans shall bear a reasonable rate of interest; (4) loans shall be adequately secured; and (5) loans shall provide for repayment over a reasonable period of time.

           (b) Loans made pursuant to this Section (when added to the outstanding balance of all other loans made by the Plan to the Participant) shall be limited to the lesser of:

                  (1) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans from the Plan to the Participant during the one year period ending on the day before the date on which such loan is made, over the outstanding balance of loans from the Plan to the Participant on the date on which such loan was made, or

                  (2) one-half (1/2) of the present value of the non-forfeitable accrued benefit of the Participant under the Plan (excluding the Participant's Company Stock Account).

                  For purposes of this limit, all plans of the Employer shall be considered one plan.

           (c) Loans shall provide for level amortization with payments to be made not less frequently than quarterly over a period not to exceed five years. However, loans used to acquire any dwelling unit which, within a reasonable time, is to be used (determined at the time the loan is made) as a principal residence of the Participant shall provide for periodic repayment over a reasonable period of time that may exceed five years. For this purpose, a principal residence has the same meaning as a principal residence under Code Section 1034.

           (d) Any loans granted or renewed on or after the last day of the first Plan Year beginning after December 31, 1988 shall be made pursuant to a Participant loan program. Such loan program shall be established in writing and must include, but need not be limited to, the following:

                  (1) the identity of the person or positions authorized to administer the Participant loan program;

                  (2)        a procedure for applying for loans;

                  (3) the basis on which loans will be approved or denied;

                  (4) limitations, if any, on the types and amounts of loans offered;

                  (5) the procedure under the program for determining a reasonable rate of interest;

                  (6) the types of collateral which may secure a Participant loan; and

                  (7) the events constituting default and the steps that will be taken to preserve Plan assets.


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

                  Such Participant loan program shall be contained in a separate written document which, when properly executed, is hereby incorporated by reference and made a part of the Plan. Furthermore, such Participant loan program may be modified or amended in writing from time to time without the necessity of amending this Section.

10.5       VOTING COMPANY STOCK

The Trustee, as directed by the Administrator, shall vote all Company Stock held by it as part of the Plan assets. Provided, however, that if any agreement entered into by the Trust provides for voting of any shares of Company Stock pledged as security for any obligation of the Plan, then such shares of Company Stock shall be voted in accordance with such agreement. If the Trustee does not timely receive voting directions from a Participant or Beneficiary with respect to any Company Stock allocated to that Participant's or Beneficiary's Company Stock Account, the Trustee shall vote such Company Stock, as directed by the Administrator.

Notwithstanding the foregoing, if the Employer has a registration-type class of securities, each Participant or Beneficiary shall be entitled to direct the Trustee as to the manner in which the Company Stock which is entitled to vote and which is allocated to the Company Stock Account of such Participant or Beneficiary is to be voted. If the Employer does not have a registration-type class of securities, each Participant or Beneficiary in the Plan shall be entitled to direct the Trustee as to the manner in which voting rights on shares of Company Stock which are allocated to the Company Stock Account of such Participant or Beneficiary are to be exercised with respect to any corporate matter which involves the voting of such shares with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as prescribed in Regulations. For purposes of this Section the term "registration-type class of securities" means: (A) a class of securities required to be registered under Section 12 of the Securities Exchange Act of 1934; and (B) a class of securities which would be required to be so registered except for the exemption from registration provided in subsection (g)(2)(H) of such Section 12.

If the Employer does not have a registration-type class of securities and the by-laws of the Employer require the Plan to vote an issue in a manner that reflects a one-man, one-vote philosophy, each Participant or Beneficiary shall be entitled to cast one vote on an issue and the Trustee shall vote the shares held by the Plan in proportion to the results of the votes cast on the issue by the Participants and Beneficiaries.


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

 10.6      DUTIES OF THE TRUSTEE REGARDING PAYMENTS

           (a) The Trustee shall make distributions from the Trust Fund at such times and in such numbers of shares or other units of Company Stock and amounts of cash to or for the benefit of the person entitled thereto under the Plan as the Administrator directs in writing. Any undistributed part of a Participant's interest in his accounts shall be retained in the Trust Fund until the Administrator directs its distribution. Where distribution is directed in Company Stock, the Trustee shall cause an appropriate certificate to be issued to the person entitled thereto and mailed to the address furnished it by the Administrator. Any portion of a Participant's Combined Account to be distributed in cash shall be paid by the Trustee mailing its check to the same person at the same address. If a dispute arises as to who is entitled to or should receive any benefit or payment, the Trustee may withhold or cause to be withheld such payment until the dispute has been resolved.

           (b) As directed by the Administrator, the Trustee shall make payments out of the Trust Fund. Such directions or instructions need not specify the purpose of the payments so directed and the Trustee shall not be responsible in any way respecting the purpose or propriety of such payments except as mandated by the Act.

           (c) In the event that any distribution or payment directed by the Administrator shall be mailed by the Trustee to the person specified in such direction at the latest address of such person filed with the Administrator, and shall be returned to the Trustee because such person cannot be located at such address, the Trustee shall promptly notify the Administrator of such return. Upon the expiration of sixty days after such notification, such direction shall become void and unless and until a further direction by the Administrator is received by the Trustee with respect to such distribution or payment, the Trustee shall thereafter continue to administer the Trust as if such direction had not been made by the Administrator. The Trustee shall not be obligated to search for or ascertain the whereabouts of any such person.

10.7       TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES

The Trustee shall be paid such reasonable compensation as shall from time to time be agreed upon in writing by the Participating Employer and the Trustee. An individual serving as Trustee who already receives full-time pay from the Participating Employer shall not receive compensation from the Plan. In addition, the Trustee shall be reimbursed for any reasonable expenses, including reasonable counsel fees incurred by it as Trustee. Such compensation and expenses shall be paid from the Trust Fund unless paid or advanced by the Participating Employer. All taxes of any kind and all kinds whatsoever that may be levied or assessed under existing or future laws upon, or in respect of, the Trust Fund or the income thereof, shall be paid from the Trust Fund.


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

10.8       ANNUAL REPORT OF THE TRUSTEE

Within a reasonable period of time after the later of the Anniversary Date or receipt of the Participating Employer contribution for each Plan Year, the Trustee shall furnish to the Participating Employer and Administrator a written statement of account with respect to the Plan Year for which such contribution was made setting forth:

           (a)    the net income, or loss, of the Trust Fund;

           (b) the gains, or losses, realized by the Trust Fund upon sales or other disposition of the assets;

           (c)    the increase, or decrease, in the value of the Trust Fund;

           (d)    all payments and distributions made from the Trust Fund; and

           (e) such further information as the Trustee and/or Administrator deems appropriate. The Employer, forthwith upon its receipt of each such statement of account, shall acknowledge receipt thereof in writing and advise the Trustee and/or Administrator of its approval or disapproval thereof. Failure by the Employer to disapprove any such statement of account within thirty (30) days after its receipt thereof shall be deemed an approval thereof. The approval by the Employer of any statement of account shall be binding as to all matters embraced therein as between the Employer and the Trustee to the same extent as if the account of the Trustee had been settled by judgment or decree in an action for a judicial settlement of its account in a court of competent jurisdiction in which the Trustee, the Employer and all persons having or claiming an interest in the Plan were parties; provided, however, that nothing herein contained shall deprive the Trustee of its right to have its accounts judicially settled if the Trustee so desires.

10.9       AUDIT

           (a) If an audit of the Plan's records shall be required by the Act and the regulations thereunder for any Plan Year, the Administrator shall direct the Trustee to engage on behalf of all Participants an independent qualified public accountant for that purpose. Such accountant shall, after an audit of the books and records of the Plan in accordance with generally accepted auditing standards, within a reasonable period after the close of the Plan Year, furnish to the Administrator and the Trustee a report of his audit setting forth his opinion as to whether any statements, schedules or lists that are required by Act
                  Section 103 or the Secretary of Labor to be filed with the Plan's annual report, are presented fairly in conformity with generally accepted accounting principles applied consistently. All auditing and accounting fees shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund.

           (b) If some or all of the information necessary to enable the Administrator to comply with Act Section 103 is maintained by a bank, insurance company, or similar institution, regulated and supervised and subject to periodic examination by a state or federal agency, it shall transmit and certify the accuracy of that information to the Administrator as provided in Act
                  Section 103(b) within one hundred twenty days after the end of the Plan Year or by such other date as may be prescribed under regulations of the Secretary of Labor.

10.10             RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE

           (a) The Trustee may resign at any time by delivering to the Employer, at least thirty days before its effective date, a written notice of his resignation.

           (b) The Employer may remove the Trustee by mailing by registered or certified mail, addressed to such Trustee at his last known address, at least thirty days before its effective date, a written notice of his removal.

           (c) Upon the death, resignation, incapacity, or removal of any Trustee, a successor may be appointed by the Employer; and such successor, upon accepting such appointment in writing and delivering same to the Employer, shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with like respect as if he were originally named as a Trustee herein. Until such a successor is appointed, the remaining Trustee or Trustees shall have full authority to act under the terms of the Plan.

           (d) The Employer may designate one or more successors prior to the death, resignation, incapacity, or removal of a Trustee. In the event a successor is so designated by the Employer and accepts such designation, the successor shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with the like effect as if he were originally named as Trustee herein immediately upon the death, resignation, incapacity, or removal of his predecessor.

           (e) Whenever any Trustee hereunder ceases to serve as such, he shall furnish to the Employer and Administrator a written statement of account with respect to the portion of the Plan Year during which he served as Trustee. This statement shall be either (i) included as part of the annual statement of account for the Plan Year required under Section
                  10.8 or (ii) set forth in a special statement. Any such special statement of account should be rendered to the Employer no later than the due date of the annual statement of account for the Plan Year. The procedures set forth in Section 10.8 for the approval by the Employer of annual statements of account shall apply to any special statement of account rendered hereunder and approval by the Employer of any such special statement in the manner provided in Section 10.8 shall have the same effect upon the statement as the Employer's approval of an annual statement of account. No successor to the Trustee shall have any duty or responsibility to investigate the acts or transactions of any predecessor who has rendered all statements of account required by Section 10.8 and this subparagraph.

10.11      TRANSFER OF INTEREST

Notwithstanding any other provision contained in this Plan, the Trustee at the direction of the Administrator shall transfer the Vested interest, if any, of such Participant in his account to another trust forming part of a pension, profit sharing or stock bonus plan maintained by such Participant's new employer and represented by said employer in writing as meeting the requirements of Code
Section 401(a), provided that the trust to which such transfers are made permits the transfer to be made.

10.12      DIRECT ROLLOVER

           (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit an Eligible Recipient's election under this Section, an Eligible Recipient may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an Eligible Distribution that is equal to at least $500 paid to an Eligible Plan specified by the Eligible Recipient.

           (b) For purposes of this Section the following definitions shall apply:

                  (1) "Eligible Distribution" means any distribution from the Plan to an Eligible Recipient, to the extent that it is includible in the Eligible Recipient's gross income (or would be includible but for the exclusion of net unrealized appreciation in employer securities) and is not required under
                             Section 401(a)(9) of the Code, unless the distribution is one of a series of substantially equal periodic payments made no less frequently than annually over a specified period of ten or more years, or the life or life expectancy of an Eligible Recipient or the joint lives or joint life expectancies of the Eligible Recipient and a designated beneficiary or, effective January 1, 2000, the distribution consists of Participating
                             Employer Elective Contributions and is made pursuant to Section 9.1 of the Plan.

                  (2) "Eligible Plan" means any of the following that agrees to accept an Eligible Recipient's Eligible Distribution an individual retirement account described in Section 408(a) of the Code; an individual retirement annuity described in Section 408(b) of the Code; and for any Eligible recipient other than a Participant's surviving spouse, a qualified plan described in Section 401(a) of the Code or a qualified annuity described in Section 403(a) of the Code.

                  (3) "Eligible Recipient" means a Participant; Former Participant or an alternate payee under a Qualified Domestic Relations Order who is either the spouse or former spouse of a Participant or Former Participant.

                                   ARTICLE XI
                       AMENDMENT, TERMINATION AND MERGERS

11.1       AMENDMENT

           (a) The Employer shall have the right at any time to amend the Plan, subject to the limitations of this Section.

           (b) No amendment to the Plan shall be effective if it authorizes or permits any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to any purpose other than for the exclusive benefit of the Participants or their Beneficiaries or estates; or causes any reduction in the amount credited to the account of any Participant; or causes or permits any portion of the Trust Fund to revert to or become property of the Participating Employer.

           (c) Except as permitted by Regulations, no Plan amendment or transaction having the effect of a Plan amendment (such as a merger, plan transfer or similar transaction) shall be effective to the extent it eliminates or reduces any "Section 411(d)(6) protected benefit" or adds or modifies conditions relating to "Section 411(d)(6) protected benefits" the result of which is a further restriction on such benefit unless such protected benefits are preserved with respect to benefits accrued as of the later of the adoption date or effective date of the amendment. "Section 411(d)(6) protected benefits" are benefits described in Code Section 411(d)(6)(A), early retirement benefits and retirement-type subsidies, and optional forms of benefit.

11.2       TERMINATION

           (a) The Employer shall have the right at any time to terminate the Plan. Upon any full or partial termination, all amounts credited to the affected Participants' Combined Accounts shall become 100% Vested as provided in Section 7.4 and shall not thereafter be subject to forfeiture, and all unallocated amounts shall be allocated to the accounts of all Participants in accordance with the provisions hereof.

           (b) Upon the full termination of the Plan, the Employer shall direct the distribution of the assets of the Trust Fund to Participants in a manner which is consistent with and satisfies the provisions of Article 8. Except as permitted by Regulations, the termination of the Plan shall not result in the reduction of "Section 411(d)(6) protected benefits" in accordance with Section 11.1(c).

           (c) The Company shall notify the Trustee in writing if it shall permanently discontinue contributions hereunder. Notwithstanding any other provisions of the Plan, if the Plan is terminated or if the Company shall permanently discontinue


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                  contributions  hereunder  (irrespective  of whether  the Trust shall be terminated), the interests of all Participants in the Plan and Trust shall become fully vested and nonforfeitable as of the date of such termination or such discontinuance. Upon the partial termination of the Plan with respect to a group of
                  Participants,   Former  Participants  or  Beneficiaries,   the
                  interests of all such Participants, Former Participants or Beneficiaries in the Plan and Trust shall become fully vested and nonforfeitable as of the date of such partial termination.

11.3       MERGER OR CONSOLIDATION

This Plan and Trust may be merged or consolidated with, or its assets and/or liabilities may be transferred to any other plan and trust only if the benefits which would be received by a Participant of this Plan, in the event of a termination of the plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation, and such transfer, merger or consolidation does not otherwise result in the elimination or reduction of any "Section 411(d)(6) protected benefits" in accordance with Section 11.1(c).



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                                   ARTICLE XII
                                    TOP HEAVY

 12.1      TOP HEAVY PLAN REQUIREMENTS

For any Top Heavy Plan Year, the Plan shall provide the special vesting requirements of Code Section 416(b) pursuant to Section 7.4 of the Plan and the special minimum allocation requirements of Code Section 416(c) pursuant to
Section 4.4 of the Plan.

 12.2      DETERMINATION OF TOP HEAVY STATUS

           (a) This Plan shall be a Top Heavy Plan for any Plan Year in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds sixty percent of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

                  If any Participant is a Non-Key Employee for any Plan Year, but such Participant was a Key Employee for any prior Plan Year, such Participant's Present Value of Accrued Benefit and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top Heavy Group). In addition, if a Participant or Former Participant has not performed any services for any Participating Employer maintaining the Plan at any time during the five year period ending on the Determination Date, any accrued benefit for such Participant or Former Participant shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan.

           (b) This Plan shall be a Super Top Heavy Plan for any Plan Year in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds ninety percent of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

           (c) Aggregate Account: A Participant's Aggregate Account as of the Determination Date is the sum of:

                  (1) his Participant's Combined Account balance as of the most recent valuation occurring within a twelve month period ending on the Determination Date;


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

                  (2) an adjustment for any contributions due as of the Determination Date. Such adjustment shall be the amount of any contributions actually made after the Valuation Date but due on or before the Determination Date, except for the first Plan Year when such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in that first Plan Year.

                  (3) any Plan distributions made within the Plan Year that includes the Determination Date or within the four preceding Plan Years. However, in the case of distributions made after the Valuation Date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's Aggregate Account balance as of the Valuation Date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted. Further, distributions from the Plan (including the cash value of life insurance policies) of a Participant's account balance because of death shall be treated as a distribution for the purposes of this paragraph.

                  (4) any Employee contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible qualified voluntary employee contributions shall not be considered to be a part of the Participant's Aggregate Account balance.

                  (5) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides the rollovers or plan-to-plan transfers, it shall always consider such rollovers or plan-to-plan transfers as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers as part of the Participant's Aggregate Account balance. However, rollovers or plan-to-plan transfers accepted prior to January 1, 1984 shall be considered as part of the Participant's Aggregate Account balance.

                  (6) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a


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

                             distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's Aggregate Account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

                  (7) For the purposes of determining whether two employers are to be treated as the same employer in
                             (5) and (6) above, all employers aggregated under Code Section 414(b), (c), (m) and (o) are treated as the same employer.

           (d) "Aggregation Group" means either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

                  (1) Required Aggregation Group: In determining a Required Aggregation Group hereunder, each plan of the Participating Employer in which a Key Employee is a participant in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other plan of the Participating Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

                             In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

                  (2) Permissive Aggregation Group: The Participating Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) and 410. Such group shall be known as a Permissive Aggregation Group.

                             In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

                  (3) Only those plans of the Participating Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.


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

                  (4) An Aggregation Group shall include any terminated plan of the Participating Employer if it was maintained within the last five years ending on the Determination Date.

           (e) "Determination Date" means (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year.

           (f) Present Value of Accrued Benefit: In the case of a defined benefit plan, the Present Value of Accrued Benefit for a Participant other than a Key Employee, shall be as determined using the single accrual method used for all plans of the Participating Employer and Affiliated Employers, or if no such single method exists, using a method which results in benefits accruing not more rapidly than the slowest accrual rate permitted under Code Section
                  411(b)(1)(C). The determination of the Present Value of Accrued Benefit shall be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date except as provided in Code Section 416 and the Regulations thereunder for the first and second plan years of a defined benefit plan.

           (g) "Top Heavy Group" means an Aggregation Group in which, as of the Determination Date, the sum of:

                             (1) the Present Value of Accrued Benefits of Key Employees under all defined benefit plans included in the group, and

                             (2) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group,

         exceeds sixty percent of a similar sum determined for all Participants.


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                                  ARTICLE XIII
                                  MISCELLANEOUS

13.1       PARTICIPANT'S RIGHTS

This Plan shall not be deemed to constitute a contract between the Participating Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Participating Employer or to interfere with the right of the Participating Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon him as a Participant of this Plan.

 13.2      ALIENATION

Subject to the exceptions provided below, no benefit which shall be payable out of the Trust Fund to any person (including a Participant, Former Participant or his Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Trustee; provided however, that the rule just stated shall not apply in the case of any Qualified Domestic Relations Order, nor to any loan pursuant to Section 10.4 nor, effective for judgments, orders and decrees issued and settlement agreements entered into on or after August 5, 1997, to any offset of a Participant's, Former Participant's or Beneficiary's benefits provided under the Plan against an amount that such person is ordered or required to pay to the Plan if:

(a)      The order or requirement to pay arises:

(i)      under a judgment of conviction for a crime involving the Plan;
(ii)     under a civil judgment  (including a consent order or
         decree)  entered  by a court in an action  brought in
         connection with a violation (or alleged violation) of
         Part 4 of Subtitle B of Title I of ERISA; or
(iii)    pursuant  to  a  settlement   agreement  between  the
         Secretary of Labor and such person in connection with a violation (or alleged violation) of a Part 4 of Subtitle B of Title I of ERISA by a fiduciary or any other person; and

(b) The judgment, order, decree or settlement agreement expressly provides for the offset of all or part of the amount ordered or required to be paid to the Plan against the Participant's, Former Participant's or Beneficiary's benefits provided under the Plan.


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

13.3       CONSTRUCTION OF PLAN

This Plan and Trust shall be construed and enforced according to the Act and the laws of the State of New York to the extent not preempted by the Act.

 13.4      GENDER AND NUMBER

Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

 13.5      LEGAL ACTION

In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee, the Participating
Employer or the Administrator may be a party, and such claim, suit, or proceeding is resolved in favor of the Trustee, the Participating Employer or the Administrator, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

 13.6      PROHIBITION AGAINST DIVERSION OF FUNDS

           (a) Except as provided below and otherwise specifically permitted by law, it shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any trust fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants, Retired Participants, or their Beneficiaries.

           (b) In the event the Participating Employer shall make an excessive contribution under a mistake of fact pursuant to Act
                  Section 403(c)(2)(A), the Participating Employer may demand repayment of such excessive contribution at any time within one (1) year following the time of payment and the Trustees shall return such amount to the Participating Employer within the one year period. Earnings of the Plan attributable to the excess contributions may not be returned to the Participating Employer but any losses attributable thereto must reduce the amount so returned.


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

13.7       BONDING

Every Fiduciary, except a bank or an insurance company, unless exempted by the Act and regulations thereunder, shall be bonded in an amount not less than 10 percent of the amount of the funds such Fiduciary handles; provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then by the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the Fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in Act Section 412(a)(2)), and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in the Plan to the contrary, the cost of such bonds shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund or by the Participating Employer.

 13.8      EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE

Neither the Participating Employer, the Administrator, nor the Trustee, nor their successors shall be responsible for the validity of any Contract issued hereunder or for the failure on the part of the insurer to make payments provided by any such Contract, or for the action of any person which may delay payment or render a Contract null and void or unenforceable in whole or in part.

 13.9      INSURER'S PROTECTIVE CLAUSE

Any insurer who shall issue Contracts hereunder shall not have any responsibility for the validity of this Plan or for the tax or legal aspects of this Plan. The insurer shall be protected and held harmless in acting in accordance with any written direction of the Trustee, and shall have no duty to see to the application of any funds paid to the Trustee, nor be required to question any actions directed by the Trustee. Regardless of any provision of this Plan, the insurer shall not be required to take or permit any action or allow any benefit or privilege contrary to the terms of any Contract which it issues hereunder, or the rules of the insurer.

 13.10     RECEIPT AND RELEASE FOR PAYMENTS

Any payment to any Participant, his legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of the Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee and the Participating Employer, either of whom may require such Participant, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Trustee or Participating Employer.


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

 13.11     ACTION BY THE EMPLOYER

Whenever the Participating Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

 13.12     NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY

The "named Fiduciaries" of this Plan are (1) the Employer, (2) the Administrator and (3) the Trustee. The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan or as accepted by or assigned to them pursuant to any procedure provided under the Plan, including but not limited to any agreement allocating or delegating their responsibilities, the terms of which are incorporated herein by reference. In general, unless otherwise indicated herein or pursuant to such agreements, the Employer shall have the duties specified in Article II hereof, as the same may be allocated or delegated thereunder, including but not limited to the responsibility for making the contributions provided for under Section 4.1; and shall have the authority to appoint and remove the Trustee and the Administrator; to formulate the Plan's "funding policy and method"; and to amend or terminate, in whole or in part, the Plan. The Administrator shall have the responsibility for the administration of the Plan, including but not limited to the items specified at Article II of the Plan, as the same may be allocated or delegated thereunder. The Trustee shall have the responsibility of management and control of the assets held under the Trust, except to the extent directed pursuant to Article II or with respect to those assets, the management of which has been assigned to an Investment Manager, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in the Plan and any agreement with the Trustee. Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action. Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan as specified or allocated herein. No named Fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity. In the furtherance of their responsibilities hereunder, the "named Fiduciaries" shall be empowered to interpret and apply the Plan and Trust, including the power to resolve questions of law and/or fact and to resolve ambiguities, inconsistencies and omissions, which findings shall be binding, final and conclusive.

 13.13     HEADINGS

The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.


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

 13.14     APPROVAL BY INTERNAL REVENUE SERVICE

           (a) Notwithstanding anything herein to the contrary, contributions to this Plan are conditioned upon the qualification of the Plan under Code Section 401. If the Plan receives an adverse determination with respect to its qualification, then the Plan may return such contributions to the Participating Employer within one year after such determination, provided the application for the determination is made by the time prescribed by law for filing the Participating Employer's return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe.

           (b) Notwithstanding any provisions to the contrary, except Sections 3.5, 3.6, and 4.1(d), any contribution by the Participating Employer to the Trust Fund is conditioned upon the deductibility of the contribution by the Participating Employer under the Code and, to the extent any such deduction is disallowed, the Participating Employer may, within one (1) year following the disallowance of the deduction, demand repayment of such disallowed contribution and the Trustee shall return such contribution within one (1) year following the disallowance. Earnings of the Plan attributable to the excess contribution may not be returned to the Participating Employer, but any losses attributable thereto must reduce the amount so returned.

13.15      UNIFORMITY

All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner. In the event of any conflict between the terms of this Plan and any Contract purchased hereunder, the Plan provisions shall control.

 13.16     SECURITIES AND EXCHANGE COMMISSION APPROVAL

The Employer may request an interpretative letter from the Securities and Exchange Commission stating that the transfers of Company Stock contemplated hereunder do not involve transactions requiring a registration of such Company Stock under the Securities Act of 1933. In the event that a favorable interpretative letter is not obtained, the Employer reserves the right to amend the Plan and Trust retroactively to their Effective Dates in order to obtain a favorable interpretative letter or to terminate the Plan.

13.17 SPECIAL DISTRIBUTION FORMS

Notwithstanding any language contained in the Plan to the contrary, with respect to Participating Employer contributions made to the Plan on and before December 31, 1994, the following provisions shall apply:


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

           (a) Upon the death of a Participant before his Retirement Date or other termination of his employment, all amounts credited to such Participant's Company Stock Account shall become fully Vested.

           (b) Upon the death of a Former Participant, the Administrator shall direct the Trustee, to distribute any remaining Vested amounts credited to the accounts of a deceased Former Participant to such Former Participant's Beneficiary.

           (c) Any security interest held by the Plan by reason of an outstanding loan to the Participant or Former Participant shall be taken into account in determining the amount of the Pre-Retirement Survivor Annuity.

           (d) The Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the Company Stock Account attributable to Participating Employer contributions made on or before December 31, 1994 on behalf of a deceased Participant or Former Participant as the Administrator may deem desirable. The Administrator's determination of death and of the right of any person to receive payment shall be conclusive.

           (e) Unless otherwise elected, the Beneficiary of the death benefit shall be the Participant's spouse, who shall receive such benefit in the form of a Pre-Retirement Survivor Annuity, which is an immediate annuity form of payment for the life of the surviving spouse of a Participant who dies prior to his annuity starting date, which is the first day of the first period for which an amount is paid as an annuity, or in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit. Except, however, the Participant may designate a Beneficiary other than his spouse if:

                  (1) the Participant and his spouse have validly waived the Pre-Retirement Survivor Annuity, and the spouse has waived his or her right to be the Participant's Beneficiary, or

                  (2) the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order to such effect (and there is no "qualified domestic relations order" as defined in Code Section 414(p) which provides otherwise), or

                  (3)  the Participant has no spouse, or

                  (4)  the spouse cannot be located.

                  In such event, the designation of a Beneficiary shall be made on a form satisfactory to the Administrator. A Participant may at any time revoke his designation of a Beneficiary or change his Beneficiary by filing written notice of such revocation or change with the Administrator. However, the Participant's spouse must again consent in writing to any change in


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                  Beneficiary unless the original consent  acknowledged that the spouse  had the  right to  limit  consent  only to a  specific
                  Beneficiary  and  that  the  spouse  voluntarily   elected  to
                  relinquish such right. In the event no valid designation of Beneficiary exists at the time of the Participant's death, the death benefit shall be payable to his estate.

                (f)(1) Unless otherwise elected as provided below, a Participant who is married on the Annuity Starting Date and who does not die before the Annuity Starting Date shall receive the value of his Company Stock Account derived from Participating Employer contributions made or before December 31, 1994 in the form of a joint and survivor annuity. The joint and survivor annuity is an annuity that commences immediately and shall be equal in value to a single life annuity. Such joint and survivor benefits following the Participant's death shall continue to the spouse during the spouse's lifetime at a rate equal to 50 percent of the rate at which such benefits were payable to the Participant. This joint and 50 percent survivor annuity shall be considered the designated qualified joint and survivor annuity and automatic form of payment of Participating Employer contributions made to a Participant's Company Stock Account on or before December 31, 1994. An unmarried Participant shall receive the value of his Company Stock Account derived from Participating Employer contributions made on or before December 31, 1994 in the form of a life annuity. Such unmarried Participant, however, may elect in writing to waive the life annuity. The election must comply with the provisions of this Section as if it were an election to waive the joint and survivor annuity by a married Participant, but without the spousal consent requirement. The Participant may elect to have any annuity provided for in this Section distributed upon the attainment of the "earliest retirement age" under the Plan. The "earliest retirement age" is the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

                  (2) Any election to waive the joint and survivor annuity must be made by the Participant in writing during the election period and be consented to by the Participant's spouse. If the spouse is legally incompetent to give consent, the spouse's legal guardian, even if such guardian is the Participant, may give consent. Such election shall designate a Beneficiary (or a form of benefits) that may not be


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                             changed without spousal consent (unless the consent
                             of the spouse expressly permits designations by the Participant without the requirement of further consent by the spouse). Such spouse's consent shall be irrevocable and must acknowledge the effect of
                             such   election   and  be   witnessed   by  a  Plan
                             representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Administrator that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other
                             circumstances    that   may   be    prescribed   by
                             Regulations. The election made by the Participant and consented to by his spouse may be revoked by the Participant in writing without the consent of the spouse at any time during the election period. The number of revocations shall not be limited. Any new election must comply with the requirements of this paragraph. A former spouse's waiver shall not be binding on a new spouse.

                  (3)        The election period to waive the joint and survivor
                            annuity shall be the ninety day period ending on the
                             Annuity Starting Date.

                  (4) With regard to the election, the Administrator shall provide to the Participant no less than thirty days and no more than ninety days before the Annuity Starting Date a written explanation of:

                             (i) the terms and conditions of the joint and survivor annuity,

                             (ii) the Participant's right to make, and the effect of, an election to waive the joint and survivor annuity,

                             (iii) the right of the Participant's spouse to consent to any election to waive the joint and survivor annuity, and

                             (iv)    the right of the Participant to revoke such
                                    election, and the effect of such revocation.

                  (5) Any distribution provided for in this Section may commence less than thirty days after the notice required by Code Section 417(a)(3) is given, provided that:

                             (i) the Administrator clearly informs the Participant that the Participant has a right to a period of 30 days after receiving the notice to consider whether to waive the joint and survivor annuity and consent to a form of distribution other than a joint and survivor annuity,

                             (ii) the Participant is permitted to revoke an affirmative distribution election at least until the Annuity Starting Date, or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the joint and
                                     survivor   annuity  is   provided   to  the
                                     Participant,

                             (iii) the Annuity Starting Date is after the date that the explanation of the joint and
                                     survivor   annuity  is   provided   to  the
                                     Participant.  However, the Annuity Starting
                                     Date may be before the date that any affirmative distribution election is made


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

                                     by the Participant and before the date that the distribution is permitted to commence under (iv) below, and

                             (iv) distribution in accordance with the affirmative election does not commence before the expiration of the 7-day period that begins the day after the explanation of the joint and survivor annuity is provided to the Participant.

           (g) In the event a married Participant duly elects not to receive his benefit in the form of a joint and survivor annuity, or if such Participant is not married, in the form of a life annuity, the Administrator, pursuant to the election of the Participant, shall direct the Trustee to distribute to a Participant or his Beneficiary any amount to which he is entitled under the Plan in one or more of the following methods:

                  (1)       One lump-sum payment in cash.

                  (2) Payments over a period certain in monthly, quarterly, semi-annual, or annual cash installments.

           (h)    The  present  value  of a  Participant's  joint  and  survivor annuity derived from Participating Employer and Employee contributions may not be paid without his written consent if the value exceeds, or has ever exceeded, $3,500 ($5,000 for distributions occurring after December 31, 1997) at the time of any prior distribution. Further, the spouse of a Participant must consent in writing to any immediate distribution. Any written consent must be obtained not more than ninety days before commencement of the distribution.

                  If the value of the Participant's benefit derived from Participating Employer and Employee contributions does not exceed $3,500 ($5,000 for distributions occurring after
                  December 31, 1997), the Administrator may immediately distribute such benefit without such Participant's consent. No distribution may be made under the preceding sentence after the Annuity Starting Date unless the Participant and his spouse consent in writing to such distribution.

           (i) Any distribution to a Participant who has a benefit which exceeds, or has ever exceeded, $3,500 ($5,000 for distributions occurring after December 31, 1997) at the time of any prior distribution shall require such Participant's consent if such distribution commences prior to the later of his Normal Retirement Age or age 62. With regard to this required consent:

                  (1) No consent shall be valid unless the Participant has received a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan that would satisfy the notice requirements of Code Section 417.


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

                  (2) The Participant must be informed of his right to defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer the commencement of payment of any benefit.

                  (3) Notice of the rights specified under this paragraph shall be provided no less than thirty days and no more than ninety days before the Annuity Starting Date.

                  (4) Written consent of the Participant to the distribution must not be made before the Participant receives the notice and must not be made more than 90 days before the Annuity Starting Date.

                  (5) No consent shall be valid if a significant detriment is imposed under the Plan on any
                             Participant   who   does   not   consent   to   the
                             distribution.

                  Any such distribution may commence less than thirty days after the notice required under Regulation 1.411(a)-11(c) is given, provided that: (1) the Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and (2) the Participant, after receiving the notice, affirmatively elects a distribution.


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                                   ARTICLE XIV
                              AFFILIATED EMPLOYERS

         14.1 Adoption of Plan and Trust. The following rules shall apply with respect to the adoption of this Plan and Trust:

                  (a) Adoption by Affiliated Employers. The terms of this Plan and Trust may be adopted by any Affiliated Employer with respect to the Affiliated Employer as a whole or with respect to any one or more of its divisions, facilities or operations, provided:

                           (1) The Board of Directors consents to such adoption by an appropriate written resolution;

                           (2) The board of directors of the Affiliated Employer
                  adopts this Plan and Trust by an appropriate written resolution which identifies the Eligible Employees to be so covered; and

                           (3) The Affiliated Employer executes a Plan and Trust
                  Adoption Agreement, in substantially the form attached hereto as Plan Exhibit A, applicable to the Eligible Employees of such Affiliated Employer. The Affiliated Employer may elect in such Adoption Agreement to have special provisions apply with respect to the Eligible Employees of the Affiliated Employer which differ from the provisions of the Plan and Trust applicable to other Eligible Employees; and

                           (4) The Affiliated Employer executes such other documents as may be required to make such Affiliated Employer a party to the Plan and Trust as a Participating Employer.

                  (b) Effect of Adoption. An Affiliated Employer that adopts the Plan and Trust is thereafter a Participating Employer with respect to its Eligible Employees.

         14.2     Withdrawal from Plan and Trust.

                  (a) A Participating Employer may at any time withdraw from the Plan and Trust upon giving the Board of Directors and the Trustee at least 30 days prior written notice of its intention to withdraw. Upon the withdrawal of a Participating Employer pursuant to this Section 12.2, the Trustee shall segregate a portion of the assets in the Trust Fund, the value of which shall equal the total amount credited to the Aggregate Accounts of Participants then employed or formerly employed by the withdrawing Participating Employer. The determination of which assets are to be so segregated shall be made by the Trustee in its sole discretion.

                  (b) Exclusive Purpose of Fund. Neither the segregation and transfer of the Trust Fund upon the withdrawal of a Participating Employer nor the execution of a new plan and trust by such withdrawing Participating Employer shall operate to permit any part of the Trust


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         Fund to be used  for,  or  diverted  to,  purposes  other  than for the exclusive benefit of the Participants and their Beneficiaries.

                  (c) Application of Withdrawal Provisions. The withdrawal provisions contained in this Section 12.2 shall be applicable only if the withdrawing Participating Employer continues to cover its Participants and Eligible Employees in another profit-sharing plan and trust qualified under Sections 401(a) and 501(a) of the Code. Under any other circumstances, the termination provisions of the Plan and Trust shall apply.

         14.3 Single Plan. Notwithstanding any other provision set forth herein, the Plan, as adopted by the Employer and each Participating Employer, shall constitute a single plan, as such term is defined in Treas.
Reg.ss.1.414(1)-1(b)(1).

         14.4 Employer Appointed Agent of Participating Employers. As a condition precedent to the adoption of the Plan and Trust, each Participating Employer appoints the Employer as its agent to exercise on its behalf all of the power and authority conferred upon the Employer by the Plan, including, without limitation, the power to amend or to terminate the Plan. The authority of the Employer to act as agent of any Participating Employer shall terminate only when the portion of the Plan's assets held for the benefit of the Eligible Employees of such Participating Employer shall be segregated in a trust as provided in
Section 12.2 hereof.

         14.5 Disposition of Affiliated Employers. In the event of the sale of substantially all of the assets used by an Affiliated Employer in a trade or business conducted by the Affiliated Employer or the sale of at least 50% of the outstanding voting stock of an Affiliated Employer by the Employer or another Affiliated Employer, the Administrator (in its discretion) may:

                  (a) Direct that the interest of each Participant, who ceases to be employed by an Affiliated Employer upon the consummation and by reason of the sale (an "Affected Participant"), in his or her Aggregate Account shall be 100% vested;

                  (b) Authorize distribution of the Affected Participants' Aggregate Accounts subject to the restrictions imposed by Section 401(k)(2)(B) of the Code;

(C) Authorize the direct trust-to-trust transfer of Affected Participants' Aggregate Account balances to a defined contribution plan maintained for the benefit of employees of the purchaser or its affiliates, provided that such transferee plan contains provisions pursuant to which any Deferred Compensation transferred would remain subject to the distribution restrictions and vesting standard set forth in Section 401(k)(2) of the Code; or

                  (d) Provide for the administration and subsequent distribution of Aggregate Accounts not so transferred pending the Affected Participants' separation from service with the purchaser and its affiliates.


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

         The Administrator shall have all powers necessary or appropriate to the orderly administration of the foregoing provisions of this Section 14.5.

         14.6 Acquisition of Affiliated Employers. In the event of the acquisition by the Employer or an Affiliated Employer of substantially all of the assets used by an employer in a trade or business conducted by such employer or the acquisition by the Employer or an Affiliated Employer of more than 50% of the outstanding voting stock of an employer or its affiliate, the Administrator (in its discretion) may:

                  (a) Authorize the acceptance, from a defined contribution plan maintained for the benefit of employees of the seller or its affiliates (the "Seller's Plan"), of direct trust-to-trust transfers of the account balances of individuals who become Employees upon the consummation and by reason of the acquisition (the "Acquired Employees"), subject to the provisions of Section 4.11 hereof;

                  (b) Authorize the acceptance of rollover contributions by the Acquired Employees of distributions they receive from the Seller's Plan, subject to the limitations imposed by Section 402(a)(5) and related provisions of the Code; or

                  (c) Provide for the administration and subsequent distribution of amounts transferred or contributed pursuant to Subsection (a) and/or
         (b), above, pending the occurrence of a distribution in accordance with
         Article VII with respect to each Acquired Employee.

           The Administrator shall have all powers necessary or appropriate to the orderly administration of this Section 14.6, including the power to direct the sale of any assets transferred or contributed to the Plan in kind.

         14.7 Disposition of Less Than 85 Percent of Assets of Trade or Business. In the event the Employer or Participating Employer transfers less than 85 percent of the assets of a trade or business to a new employer, the Plan may distribute to a Participant who was a former employee such Participant's Aggregate Account provided such Participant goes to work for the new employer that purchased the assets in accordance with the provisions of Rev. Rul. 2000-27, 2000 I.R.B. 1.


                  IN WITNESS WHEREOF, this Plan has been executed the 18th day of December, 2000, effective January 1, 2001 forward.


NBT Bancorp, Inc.                                    NBT Bank, N.A

By:  /s/   Daryl R. Forsythe                         By:  /s/  Martin Dietrich

Title:  Pres & CEO                                   Title:  Pres & COO


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